                                                                   Exhibit 10.77

                                                                LOAN NO. 6518303


AFTER RECORDATION
RETURN TO:

PETER A. SARASEK, ESQUIRE
QUARLES & BRADY LLP
500 WEST MADISON STREET
SUITE 3700
CHICAGO, ILLINOIS 60661

                      TRUSTOR NOT PRIMARILY LIABLE FOR DEBT

                                    INDEMNITY
                 DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

                          INLAND WESTERN SEVERN, L.L.C.

                                    (Trustor)

                                       TO

                                 ROBERT E. GLENN

                                    (Trustee)

                               FOR THE BENEFIT OF

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                  (Beneficiary)

                              LOCATION OF PROPERTY:

                          Metro Square Shopping Center
                             7860 Quarterfield Road
                                Severn, Maryland

                     PRINCIPAL AMOUNT SECURED: $6,067,183.00

Tax Parcel I.D. Nos. 4-000-02010405
                     4-000-90101120
Title Insurer: Chicago Title Insurance Company

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                                                                LOAN NO. 6518303


                                TABLE OF CONTENTS

SECTION              HEADING
-------              -------
1.                   Payment of Indebtedness and Incorporation of Covenants, Conditions and
                     Agreements
2.                   Warranty of Title
3.                   Insurance; Casualty
4.                   Payment of Taxes, Etc.
5.                   Reserve Fund
6.                   Condemnation
7.                   Leases and Rents
8.                   Maintenance and Use of Trust Property
9.                   Transfer or Encumbrance of the Trust Property or Interests in the Trustor; Other
                     Indebtedness
10.                  Estoppel Certificates
11.                  No Cooperative or Condominium
12.                  Changes in the Laws Regarding Taxation
13.                  No Credits on Account of the Indebtedness
14.                  Documentary Stamps
15.                  Right of Entry
16.                  Books and Records
17.                  Performance of Other Agreements
18.                  Representations and Covenants Concerning Loan
19.                  Single Purpose Entity/Separateness
20.                  Events of Default; Remedies
21.                  Additional Remedies
22.                  Right to Cure Defaults
23.                  Late Payment Charge
24.                  Prepayment
25.                  Prepayment After Event of Default
26.                  Appointment of Receiver
27.                  Security Agreement
28.                  Authority
29.                  Actions and Proceedings
30.                  Further Acts, Etc.
31.                  Recording of Deed of Trust, Etc.
32.                  Usury Laws
33.                  Sole Discretion of Beneficiary
34.                  Recovery of Sums Required To Be Paid
35.                  Marshalling and Other Matters
36.                  Waiver of Notice
37.                  Remedies of Trustor
38.                  Reporting Requirements
39.                  Hazardous Materials
40.                  Asbestos

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                                                                LOAN NO. 6518303


41.                  Bankruptcy or Insolvency
42.                  Compliance with ERISA and State Statutes on Governmental Plans
43.                  Assignments
44.                  Cooperation
45.                  Indemnification for Non-Recourse Carveout Obligations
46.                  Exculpation
47.                  Notices
48.                  Non-Waiver
49.                  Joint and Several Liability
50.                  Severability
51.                  Duplicate Originals
52.                  Indemnity and Beneficiary's Costs
53.                  Certain Definitions
54.                  No Oral Change
55.                  No Foreign Person
56.                  Separate Tax Lot
57.                  Right to Release Any Portion of the Trust Property
58.                  Subrogation
59.                  Administrative Fees
60.                  Disclosure
61.                  Headings, Etc.
62.                  Address of Real Property
63.                  Intentionally Deleted
64.                  Publicity
65.                  Relationship
66.                  Homestead
67.                  No Third Party Beneficiaries
68.                  Compliance with Regulation U
69.                  Entire Agreement
70.                  Servicer
71.                  Governing Law; Consent to Jurisdiction
72.                  Title Acts by Trustee
73.                  Successor Trustee
74.                  Authorization Regarding Trustee
75.                  Waiver of Jury Trial

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                                                                LOAN NO. 6518303


          THIS INDEMNITY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "DEED OF TRUST"), dated as of the 26th day of March, 2004, by INLAND WESTERN SEVERN, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("TRUSTOR") to ROBERT E. GLENN, having a business address of 1600 Tysons Boulevard, Suite 700, McLean, Virginia 22102-4867 ("TRUSTEE"), for the benefit of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation, having its principal place of business at John Hancock Tower, T-56, 200 Clarendon Street, Boston, Massachusetts 02116 ("BENEFICIARY").

                                   WITNESSETH:

          WHEREAS, Inland Western Severn NB, L.L.C., a Delaware limited liability company ("Borrower"), is justly indebted to Beneficiary for money borrowed (the "Loan") in the original principal sum of Six Million Sixty-seven Thousand One Hundred Eighty-three and No/100 Dollars ($6,067,183.00) (the "Loan Amount") evidenced by Borrower's Promissory Note, dated of even date herewith, made payable and delivered to Beneficiary (as it may be modified, amended, supplemented, extended or consolidated in writing and any note(s) issued in exchange therefor or replacement thereof (the "Note") in which Note Borrower promises to pay to Beneficiary the Loan Amount, together with all accrued and unpaid interest thereon, and all other obligations and liabilities of Borrower due or to become due to Beneficiary thereunder until such indebtedness has been paid, but in any event, the unpaid balance (if any) remaining due on the Note shall be due and payable on April 1, 2009, or such earlier date resulting from the acceleration of the Indebtedness by Beneficiary (the "Maturity Date");

          WHEREAS, it is a condition precedent to the making of the Loan that Trustor be secondarily liable for and guarantee the payment of the indebtedness evidenced by the Note, and in furtherance thereof Trustor has executed under seal that certain Payment Guaranty, dated as of even date herewith (the "Payment Guaranty") in favor of Beneficiary;

          WHEREAS, it is a further condition precedent to the making of the Loan that Trustor executes and delivers, inter alia, this Deed of Trust to secure the performance of Trustor under the Payment Guaranty for the full and punctual payment of the Guaranteed Obligations (as defined in the Payment Guaranty) and the performance by Trustor of its covenants and conditions set forth in this Deed of Trust and the other Loan Documents (hereinafter defined), as well as any and all extensions, renewals or modifications thereof, or any part thereof (collectively the "INDEBTEDNESS"); and

          WHEREAS, TRUSTOR IS NOT PRIMARILY LIABLE FOR THE PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE NOTE.

          NOW THEREFORE, to secure the payment of the Indebtedness, Trustor hereby irrevocably grants, bargains, sells and conveys to Trustee IN TRUST, WITH POWER OF SALE, all of Trustor's right, title and interest, if any, in and to the following property and rights,

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whether now owned or held or hereafter acquired (collectively, the "TRUST
PROPERTY") and Trustor further grants to Trustee a security interest in the Trust Property.

                               GRANTING CLAUSE ONE

          All right, title and interest in and to the real property or properties described on EXHIBIT A hereto (collectively, the "LAND").

                               GRANTING CLAUSE TWO

          All additional lands, estates and development rights hereafter acquired by Trustor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental Deed of Trust or otherwise, be expressly made subject to the lien thereof (collectively, the "ADDITIONAL LAND").

                              GRANTING CLAUSE THREE

          Any and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or any part thereof (collectively, the "IMPROVEMENTS"; the Land, the Additional Land and the Improvements hereinafter collectively referred to as the "REAL PROPERTY").

                              GRANTING CLAUSE FOUR

          All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights, tax credits or benefits and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever in any way now or hereafter belonging, relating or pertaining to the Real Property or any part thereof and the reversion and reversions, remainder and remainders and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Trustor in, of and to the Real Property and every part and parcel thereof, with the appurtenances thereto.

                              GRANTING CLAUSE FIVE

          All machinery, equipment, fixtures and other property of every kind and nature whatsoever owned by Trustor or in which Trustor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Real Property and all building equipment, materials and supplies of any nature whatsoever owned by Trustor or in which Trustor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all heating, ventilating, air conditioning, plumbing, lighting, communications and elevator machinery,

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equipment and fixtures (hereinafter collectively called the "EQUIPMENT") and the right, title and interest of Trustor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State of Maryland (the "UNIFORM COMMERCIAL CODE")) superior, inferior or PARI PASSU in lien to the lien of this Deed of Trust. In connection with Equipment which is leased to Trustor or which is subject to a lien or security interest which is superior to the lien of this Deed of Trust, this Deed of Trust shall also cover all right, title and interest of each Trustor in and to all deposits and the benefit of all payments now or hereafter made with respect to such Equipment.

                               GRANTING CLAUSE SIX

          All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Real Property.

                              GRANTING CLAUSE SEVEN

          All leases and subleases (including, without limitation, all guarantees thereof) and other agreements affecting the use, enjoyment and/or occupancy of the Real Property or any part thereof, now or hereafter binding upon or entered into by Trustor (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the "BANKRUPTCY CODE") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property), together with any extension or renewal of the same (the "LEASES") and all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Real Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) (the "RENTS") and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness.

                              GRANTING CLAUSE EIGHT

          All proceeds of and any unearned premiums on any insurance policies covering the Real Property or any part thereof including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Real Property or any part thereof.

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                              GRANTING CLAUSE NINE

          All tax refunds, including interest thereon, tax credits and tax abatements and the right to receive or benefit from the same, which may be payable or available with respect to the Real Property.

                               GRANTING CLAUSE TEN

          The right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or proceeding to protect the interest of Beneficiary in the Real Property or any part thereof.

                             GRANTING CLAUSE ELEVEN

          All accounts receivable, utility or other deposits, intangibles, contract rights, interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Real Property or any part thereof.

                             GRANTING CLAUSE TWELVE

          All rights which Trustor now has or may hereafter acquire to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements) relating to the Real Property or any part thereof.

                            GRANTING CLAUSE THIRTEEN

          All plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts, franchise agreements and other agreements, franchises, trade names (excluding any trade names to the extent they include therein the name "Inland"), trademarks (excluding any trademarks to the extent they include therein the name "Inland"), symbols, service marks, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.

                            GRANTING CLAUSE FOURTEEN

          All proceeds, products, offspring, rents and profits from any of the foregoing, including without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

          WITH RESPECT to any portion of the Trust Property which is not real estate under the laws of the State of Maryland, Trustor hereby grants, bargains, sells and conveys the same to Beneficiary for the purposes set forth hereunder and the references above to Trustee

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                                                                LOAN NO. 6518303


shall be deemed to be to Beneficiary with respect to such portion of the Trust Property and Beneficiary shall be vested with all rights, power and authority granted hereunder or by law to Trustee with respect thereto.

          TO HAVE AND TO HOLD the above granted and described Trust Property unto and to the use and benefit of Trustee and its successors and assigns for the benefit of Beneficiary and the successors and assigns of Beneficiary forever.

          IN TRUST, WITH POWER OF SALE, to secure the payment to Beneficiary of the Indebtedness at the time and in the manner provided for its payment in the Payment Guaranty and in this Deed of Trust;

          PROVIDED, HOWEVER, these presents are upon the express condition, if the Indebtedness is paid in full at the time and in the manner provided in the Payment Guaranty, this Deed of Trust and the other Loan Documents and Trustor shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Payment Guaranty and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void;

          AND Trustor represents and warrants to and covenants and agrees with Beneficiary and Trustee as follows:

                           PART I - GENERAL PROVISIONS

          1. PAYMENT OF INDEBTEDNESS AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Trustor shall pay the Indebtedness at the time and in the manner provided in the Payment Guaranty, this Deed of Trust and the other Loan Documents. All the covenants, conditions and agreements contained in the Payment Guaranty and the other Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.

          2. WARRANTY OF TITLE. Trustor has good and marketable title to the Trust Property; Trustor has the right to deed, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, lease, assign, hypothecate and grant a security interest in the Trust Property; Trustor possesses an indefeasible fee estate in the Real Property; and Trustor owns the Trust Property free and clear of all liens, encumbrances and charges whatsoever except for the Leases and those exceptions shown in the title insurance policy insuring the lien of this Deed of Trust (this Deed of Trust and the liens, encumbrances and charges shown as exceptions in such title policy, hereinafter collectively referred to as the "PERMITTED ENCUMBRANCES"). Trustor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Deed of Trust and shall forever warrant and defend the same to Beneficiary and Trustee against the claims of all persons whomsoever.

          3.   INSURANCE; CASUALTY.

               (a) Trustor, at its sole cost and expense, shall keep the Trust Property insured during the term of this Deed of Trust for the mutual benefit of each Trustor, Trustee and

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Beneficiary against loss or damage by any peril covered by a standard "special perils" or "all risk of physical loss" insurance policy including, without limitation, riot and civil commotion, acts of terrorism, vandalism, malicious mischief, burglary, theft and mysterious disappearance in an amount (i) equal to at least one hundred percent (100%) of the then "full replacement cost" of the Improvements and Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Trustor a coinsurer under such policies. The policies of insurance carried in accordance with this PARAGRAPH 3 shall be paid annually in advance and shall contain the "Replacement Cost Endorsement" with a waiver of depreciation, and shall have a deductible no greater than $10,000 unless so agreed by Beneficiary.

               (b) Trustor, at its sole cost and expense, for the mutual benefit of each Trustor, Trustee and Beneficiary, shall also obtain and maintain during the term of this Deed of Trust the following policies of insurance:

               (i) Flood insurance if any part of the Real Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

               (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages.

               (iii) Rental loss insurance in an amount equal to at least one hundred percent (100%) of the aggregate annual amount of all rents and additional rents payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), such rental loss insurance to cover rental losses for a period of at least one
     (1) year after the date of the fire or casualty in question. The amount of such rental loss insurance shall be adjusted no less frequently than annually during the term of this Deed of Trust to reflect all increased rent and increased additional rent payable by all of the tenants under renewal Leases entered into in accordance with the terms of this Deed of Trust and all rent and additional rent payable by all of the tenants under new Leases entered into in accordance with the terms of this Deed of Trust.

               (iv) Insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

               (v) Such other insurance (including, without limitation, earthquake insurance) as may from time to time be reasonably required by Beneficiary in order to protect its interests or, in the event of a Secondary Market Transaction (as hereinafter defined), as required by the Rating Agencies (as such terms are hereinafter defined).

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               (c)     All policies of insurance (the "POLICIES") required
pursuant to this PARAGRAPH 3 (i) shall be issued by an insurer satisfactory to Beneficiary (and, in the event of a Secondary Market Transaction, to the Rating Agencies), (ii) shall contain the standard New York mortgagee non-contribution clause naming Beneficiary as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Deed of Trust without cost to Beneficiary, (iv) shall be delivered to Beneficiary, (v) shall contain such provisions as Beneficiary deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Trustor, Trustee, Beneficiary nor any other party shall be a co-insurer under such Policies and that Beneficiary shall receive at least thirty (30) days prior written notice of any modification or cancellation and (vi) shall be reasonably satisfactory in form and substance to Beneficiary (and, in the event of a Secondary Market Transaction, to the Rating Agencies) and shall be approved by Beneficiary (and, in the event of a Secondary Market Transaction, by the Rating Agencies) as to amounts, form, risk coverage, deductibles, loss payees and insureds. All amounts recoverable thereunder are hereby assigned to the Beneficiary. Not later than thirty (30) days prior to the expiration date of each of the Policies, Trustor will deliver to Beneficiary satisfactory evidence of the renewal of each of the Policies.

               (d) If the Improvements shall be damaged or destroyed, in whole or in part, by fire or other casualty, Trustor shall give prompt notice thereof to Beneficiary and prior to the making of any repairs thereto. Following the occurrence of fire or other casualty, Trustor, regardless of whether insurance proceeds are payable under the Policies or, if paid, are made available to Trustor by Beneficiary, shall promptly proceed with the repair, alteration, restoration, replacement or rebuilding of the Improvements as near as possible to their value, utility, condition and character prior to such damage or destruction. Such repairs, alterations, restoration, replacement and rebuilding are herein collectively referred to as the "RESTORATION". The Restoration shall be performed in accordance with the following provisions:

               (i) Trustor shall procure, pay for and furnish to Beneficiary true copies of all required governmental permits, certificates and approvals with respect to the Restoration.

               (ii) Trustor shall furnish Beneficiary, within thirty (30) days of the casualty, evidence reasonably satisfactory to Beneficiary of the cost to complete the Restoration.

               (iii) If the Restoration involves structural work or the estimated cost to complete the Restoration exceeds five percent (5%) of the original principal amount of the Loan, the Restoration shall be conducted under the supervision of an architect (the "ARCHITECT") selected by Trustor and approved by Beneficiary (which approval shall not be unreasonably withheld), and no such Restoration shall be made except in accordance with detailed plans and specifications, detailed cost estimates and detailed work schedules approved by Beneficiary (which approval shall not be unreasonably withheld).

               (iv) If the estimated cost of the Restoration shall exceed twenty-five percent (25%) of the fair market value of the Trust Property, at the request of

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     Beneficiary, Trustor, before commencing any work, shall cause to be furnished to Beneficiary a surety bond or bonds, in form and substance reasonably satisfactory to Beneficiary, naming Trustor and Beneficiary as co-obligees, in an amount that is not less than the estimated cost of the Restoration, issued by a surety company or companies reasonably satisfactory to Beneficiary.

               (v) The Restoration shall be prosecuted to completion with all due diligence and in an expeditious and first class workmanlike manner and in compliance with all laws and other governmental requirements, all permits, certificates and approvals, all requirements or fire underwriters and all insurance policies then in force with respect to the Real Property.

               (vi) At all times when any work is in progress, Trustor shall maintain all insurance then required by law or customary with respect to such work, and, prior to the commencement of any work, shall furnish to Beneficiary duplicate originals or certificates of the policies therefor.

               (vii)   Upon completion of the Restoration, Trustor shall obtain
     (A) any occupancy permit which may be required for the Improvements and (B) all other governmental permits, certificates and approvals and all permits, certificates and approvals of fire underwriters which are required for or with respect to the Restoration, and shall furnish true copies thereof to Beneficiary.

               (viii) An Event of Default (as hereinafter defined) shall be deemed to have occurred under this Deed of Trust if Trustor, after having commenced demolition or construction of any Improvements, shall abandon such demolition or the construction work or shall fail to complete such demolition and construction within a reasonable time after the commencement thereof.

               (e) If the estimated cost of the Restoration is $50,000.00 or less, and so long as no Event of Default then exists under any of the Loan Documents, Trustor shall be entitled to adjust and settle the insurance claim without the consent or participation of Beneficiary and Trustor shall be entitled to receive the payment for such loss. Trustor and Beneficiary shall jointly adjust and settle all insurance claims over $50,000.00, PROVIDED, HOWEVER, if an Event of Default shall have occurred and be continuing, Beneficiary shall have the right to adjust and settle such claims without the prior consent of Trustor. In the event of any insured loss, the payment for such loss shall be made directly to Beneficiary. Any insurance proceeds payable under any of the Policies in excess of $50,000.00 (and, if an Event of Default then exists hereunder, any insurance proceeds of $50,000,00 or less) may, at the option of Beneficiary, be used in one or more of the following ways: (w) applied to the Indebtedness, whether such Indebtedness then be matured or unmatured (such application to be without prepayment fee or premium, except that if an Event of Default has occurred and remains uncured, then such application shall be subject to the applicable premium computed in accordance with the Note), (x) used to fulfill any of the covenants contained herein as the Beneficiary may determine, (y) used to replace or restore the property to a condition satisfactory to the Beneficiary, or (z) released to the Trustor. Notwithstanding the foregoing, provided (i) not

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more than forty percent (40%) of the gross area of the Improvements is directly affected by such damage, destruction or loss and the amount of the loss does not exceed twenty-five percent (25%) of the fair market value of the Trust Property,
(ii) no Event of Default or event that with the passage of time or giving of notice or both would constitute a default has occurred hereunder, under the Payment Guaranty or under any of the other Loan Documents and remains uncured at the time of such application, (iii) the insurer does not deny liability to any named insured, (iv) each major and/or anchor tenant (as determined by Beneficiary) whose Lease permits termination thereof as a result of such insured loss, agrees in writing to continue its Lease, (v) rental loss insurance is available and in force and effect to offset in full any abatement of rent to which any tenant may be entitled as a result of such damage, destruction or loss, (vi) the remaining Improvements continue at all times to comply with all applicable building, zoning and other land use laws and regulations, (vii) in Beneficiary's judgment, the Restoration is practicable and can be completed within one (1) year after the damage, destruction or loss and at least one (1) year prior to the Maturity Date (as such term is defined in the Note) and (viii) rebuilding of the Improvements to substantially identical size, condition and use as existed prior to the casualty is permitted by all applicable laws and ordinances, then all of such proceeds shall be used for Restoration. Notwithstanding the foregoing, such proceeds shall be used for Restoration to the extent required under the terms of any existing Leases of any portion of the Trust Property. Any application of insurance proceeds to the Indebtedness shall be to the unpaid installments of principal guaranteed by the Payment Guaranty in the inverse order of their maturity, such that the regular payments under the Note shall not be reduced or altered in any manner. In the event the above criteria are satisfied (including that no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default has occurred hereunder, under the Payment Guaranty, under the Note or other Loan Documents and has not been cured) or Beneficiary otherwise elects to allow the use of such proceeds for the Restoration, such proceeds shall be disbursed in accordance with the following provisions:

               (i) Each request for an advance of insurance proceeds shall be made on seven (7) days' prior notice to Beneficiary and shall be accompanied by a certificate of the Architect, if one be required under PARAGRAPH 3(d)(iii) above, otherwise by an executive officer or managing general partner or managing member of Trustor, stating (A) that all work completed to date has been performed in compliance with the approved plans and specifications and in accordance with all provisions of law, (B) the sum requested is properly required to reimburse Trustor for payments by Trustor to, or is properly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Restoration (giving a brief description of such services and materials), and that when added to all sums, if any, previously disbursed by Beneficiary, does not exceed the value of the work done to the date of such certificate and (C) that the amount of such proceeds remaining in the hands of Beneficiary will be sufficient on completion of the work to pay the same in full (giving, in such reasonable detail as Beneficiary may require, an estimate of the cost of such completion).

               (ii) Each request for an advance of insurance proceeds shall, to the extent permitted under applicable law, be accompanied by waivers of liens satisfactory to Beneficiary covering that part of the Restoration previously paid for, if any, and by a

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     search prepared by a title company or by other evidence reasonably satisfactory to Beneficiary including without limitation a title endorsement satisfactory to Beneficiary if available in the state where the Real Property is located, that there has not been filed with respect to the Real Property any mechanic's lien or other lien or instrument and that there exist no encumbrances on or affecting the Real Property other than the Permitted Encumbrances or otherwise approved by Beneficiary. In addition to the foregoing, the request for the final advance shall be accompanied by (A) any final occupancy permit which may be required for the Improvements, (B) all other governmental permits, certificates and approvals and all other permits necessary for the occupancy and operation of the Real Property, (C) Tenant estoppels from tenants whose space was affected and (D) final lien waivers from all contractors, subcontractors and materialmen.

               (iii) No advance of insurance proceeds shall be made if there exists an Event of Default or event which with the passage of time or the giving of notice or both would constitute a default on the part of Trustor under this Deed of Trust, the Payment Guaranty, the Note or any other Loan Document.

               (iv) If the cost of the Restoration (as reasonably estimated by Beneficiary) at any time shall exceed the amount of the insurance proceeds available therefor, insurance proceeds shall not be advanced until Trustor, before commencing the Restoration or continuing the Restoration, as the case may be, shall deposit the full amount of the deficiency (or other assurances reasonably satisfactory to Beneficiary) with Beneficiary and the amount so deposited shall first be applied toward the cost of the Restoration before any portion of the insurance proceeds is disbursed for such purpose.

          Upon completion of the Restoration and payment in full therefor, or upon failure on the part of Trustor promptly to commence or diligently to continue the Restoration, or at any time upon request by Trustor, Beneficiary may apply the amount of any such proceeds then or thereafter in the hands of Beneficiary to the payment of the Indebtedness; PROVIDED, HOWEVER, that nothing herein contained shall prevent Beneficiary from applying at any time the whole or any part of such proceeds to the curing of any default that has not been cured within the applicable cure period under this Deed of Trust, the Payment Guaranty, the Note or any other Loan Document.

               (f) Insurance proceeds and any additional funds deposited by Trustor with Beneficiary shall constitute additional security for the Indebtedness. Trustor shall execute, deliver, file and/or record, at its expense, such documents and instruments as Beneficiary deems necessary or advisable to grant to Beneficiary a perfected, first priority security interest in the insurance proceeds and such additional funds. If Beneficiary elects to have the insurance proceeds applied to Restoration, (i) the insurance proceeds shall be, at Beneficiary's election, disbursed in installments by Beneficiary or by a disbursing agent ("DEPOSITORY") selected by Beneficiary and whose fees and expenses shall be paid by Trustor in the manner provided in PARAGRAPH 3(e) above and (ii) all costs and expenses incurred by Beneficiary in connection with the Restoration, including, without limitation, reasonable counsel fees and costs, shall be paid by Trustor.

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          4.   PAYMENT OF TAXES, ETC.

               (a) Trustor shall pay or cause to be paid all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Trust Property or any part thereof (the "TAXES") and all ground rents, maintenance charges, other governmental impositions, and other charges, including, without limitation, vault charges and license fees (collectively, "OTHER CHARGES") for the use of vaults, chutes and similar areas adjoining the Real Property, as same become due and payable. Trustor will deliver to Beneficiary, promptly upon Beneficiary's request, evidence satisfactory to Beneficiary that the Taxes and Other Charges have been so paid and are not then delinquent. Trustor shall not suffer or permit any lien or charge (including, without limitation, any mechanic's lien) against all or any part of the Trust Property and Trustor shall promptly cause to be paid and discharged, or bonded over, any lien or charge whatsoever which may be or become a lien or charge against the Trust Property. Trustor shall promptly pay for all utility services provided to the Trust Property. In addition, Beneficiary may, at its option, retain the services of a firm to monitor the payment of Taxes, the cost of which shall be borne by Trustor.

               (b) Notwithstanding the provisions of subparagraph (a) of this PARAGRAPH 4, Trustor shall have the right to contest in good faith the amount or validity of any such Taxes, liens or Other Charges (including, without limitation, tax liens and mechanics' liens) referred to in subparagraph (a) above by appropriate legal proceedings and in accordance with all applicable law, after notice to, but without cost or expense to, Beneficiary, provided that
(i) no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default hereunder, under the Payment Guaranty, under the Note or other Loan Documents has occurred and is continuing,
(ii) Trustor pays such Taxes, liens or Other Charges as same become due and payable, unless Trustor delivers evidence satisfactory to Beneficiary that, as a result of Trustor's contest, Trustor's obligation to pay such Taxes, liens or Other Charges has been deferred by the appropriate governmental authority, in which event, Trustor may defer such payment of such Taxes, liens or Other Charges until the date specified by such governmental authority, (iii) such contest shall be promptly and diligently prosecuted by and at the expense of Trustor, (iv) Beneficiary shall not thereby suffer any civil penalty, or be subjected to any criminal penalties or sanctions, (v) such contest shall be discontinued and such Taxes, liens or Other Charges promptly paid if at any time all or any part of the Trust Property shall be in imminent danger of being foreclosed, sold, forfeited or otherwise lost or if the title, lien and security interest created by this Deed of Trust or the priority thereof shall be in imminent danger of being impaired, (vi) Trustor shall have set aside adequate reserves (in Beneficiary's judgment) for the payment of such Taxes, liens or Other Charges, together with all interest and penalties thereon and (vii) Trustor shall have furnished such security as may be reasonably required in the proceeding or as may be requested by Beneficiary, to insure the payment of any such Taxes, liens or Other Charges, together with all interest and penalties thereon.

          5.   RESERVE FUND.

               (a) TAX AND INSURANCE FUND. Trustor shall pay to Beneficiary on the first day of each calendar month such amounts as Beneficiary from time to time estimates to be sufficient to create and maintain a reserve fund from which
(i) to pay the Taxes and Other

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Charges, at least thirty (30) days prior to the date they are due without the payment of any penalties or interest, and (ii) to pay, at least thirty (30) days prior to their due date for the renewal of the coverage afforded by the Policies upon the expiration thereof, the insurance premiums for the Policies estimated by Beneficiary to be payable on such due date, (said amounts in (i) and (ii) above hereafter called the "TAX AND INSURANCE FUND").

                       (1) Notwithstanding the foregoing clause (i) of this subsection (a), provided (X) Inland Western Severn, L.L.C. or a Permitted Affiliated Transferee, as defined in Paragraph 9(h) below, or a Transferee approved by Beneficiary pursuant to Paragraph 9(f) below is and remains the owner of the Trust Property, (Y) no Event of Default has occurred and is continuing under this Deed of Trust or any of the Loan Documents beyond any applicable notice or cure period, (Z) Trustor pays such Taxes and Other Charges prior to the date they are due and prior to the assessment of any penalties or interest and provides, upon request, evidence of such timely payment to Beneficiary, then Beneficiary will not require Trustor to make the deposits referred to in clause (i) of this subsection (a). In the event Trustor is hereafter required to make the deposits referred to in clause (i) of this subsection (a) on account of trustor's failure to satisfy all of the requirements of the preceding sentence, Trustor agrees at Trustor's sole cost and expense, upon request thereafter of Beneficairy, to promptly execute and deliver to Beneficiary a written agreement for the making of such deposits in the future.

                       (2) Notwithstanding the foregoing clause (ii) of this subsection (a), provided (X) no Event of Default has occurred and is continuing under this Deed of Trust or any of the Loan Documents beyond any applicable notice or cure period, (Y) Inland Western Severn, L.L.C. or a Permitted Affiliated Transferee, as defined in Paragraph 9(h) below, or a Transferee approved by Beneficiary pursuant to Paragraph 9(f) below is and remains the owner of the Trust Property, and (Z) Trustor complies in full with all obligations in the Loan Documents regarding insurance, including without limitation providing Beneficiary with timely evidence (i) that the required insurance is in place for the Trust Property and is never delinquent or suspended, and (ii) that all insurance premiums are paid when due, then Beneficiary will not require Trustor to make the deposits referred to in clause
(ii) of this subsection (a). In the event Trustor is hereafter required to make the deposits referred to in clause (ii) of this subsection (a) on account of trustor's failure to satisfy all of the requirements of the preceding sentence, Trustor agrees at Trustor's sole cost and expense, upon request thereafter of Beneficiary, to promptly execute and deliver to Beneficiary a written agreement for the making of such deposits in the future.

               (b) REPLACEMENT RESERVE FUND. If required by Beneficiary, Trustor shall enter into a Replacement Reserve Agreement which shall require Trustor to pay to Beneficiary on the first day of each calendar month one twelfth (1/12) of the amount reasonably estimated by Beneficiary to be due for the replacements and capital repairs required to be made to the Trust Property during each calendar year (the "REPLACEMENT RESERVE FUND"). Beneficiary shall make disbursements from the Replacement Reserve Fund for items specified in the Replacement Reserve Agreement as set forth in such Agreement. Beneficiary may require an inspection of the Trust Property prior to making a disbursement in order to verify completion of replacements and repairs. Beneficiary reserves the right to make any disbursement from the Replacement Reserve Fund directly to the party furnishing materials and/or services.

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               Notwithstanding the foregoing, provided: (W) no Event of Default has occurred and is continuing under this Deed of Trust or any of the Loan Documents beyond any applicable notice or cure period, (X) Inland Western Severn, L.L.C. or a Permitted Affiliated Transferee, as defined in Paragraph 9(h) below, or a Transferee approved by Beneficiary pursuant to Paragraph 9(f) below is and remains the owner of the Trust Property, (Y) Trustor has complied in full with all obligations set forth in this Deed of Trust and in the other Loan Documents regarding maintaining the Trust Property, including without limitation maintaining the Trust Property in good order and repair, and (Z) inspections of the Trust Property do not uncover the necessity of creating or reinstating the Replacement Reserve Fund, in Beneficiary's sole discretion, then Beneficiary will not require Trustor to make the deposits referred to in this subsection (b). In the event Trustor is hereafter required to make the deposits referred to in this subsection (b) on account of Trustor's failure to satisfy all of the requirements of the preceding sentence, Trustor agrees at Trustor's sole cost and expense, upon request thereafter of Beneficiary, to promptly execute and deliver to Beneficiary a written agreement for the making of such deposits in the future.

               (c) TENANT IMPROVEMENT AND LEASING COMMISSION RESERVE. If required by Beneficiary, Trustor shall enter into a Tenant Improvement and Leasing Commission Agreement which shall require Trustor to pay to Beneficiary on the first day of each calendar month deposits for tenant improvements and leasing commissions in amounts determined by Beneficiary in its sole discretion, for payment of costs and expenses incurred by Trustor in connection with the performance of work to refit and release space in the Improvements that is currently vacant or anticipated to be vacated during the term of the Loan, and for payment of leasing commissions incurred by Trustor in connection with the releasing of space in the Improvements that is currently vacant or anticipated to be vacated during the term of the Loan (the "TENANT IMPROVEMENT AND LEASING COMMISSION RESERVE FUND"), all according to the Tenant Improvement and Leasing Commission Agreement.

               Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing under this Deed of Trust or any of the Loan Documents beyond any applicable notice or cure period and no condition or event exists which with notice, the passage or time, or both, would constitute an Event of Default under this Deed of Trust or any of the Loan Documents, then Beneficiary will not require Trustor to make the deposits referred to in this subsection
(c). In the event Trustor is hereafter required to make the deposits referred to in this subsection (c) on account of Trustor's failure to satisfy all of the requirements of the preceding sentence, Trustor agrees at Trustor's sole cost and expense, upon request thereafter of Beneficiary, to promptly execute and deliver to Beneficiary a written agreement for the making of such deposits in the future.

               (d) REPAIR AND REMEDIATION RESERVE FUND. If required by Beneficiary, Trustor shall enter into a Reserve Agreement for Repairs and shall pay to Beneficiary the estimated cost to complete any required repairs (the "REPAIR AND REMEDIATION RESERVE FUND") as more fully set forth in said Agreement. Notwithstanding anything herein to the contrary, Beneficiary agrees that the Repair and Remediation Reserve Fund shall not be required if the aggregate cost to repair all items set forth in any applicable Property Condition Assessment, Environmental Assessment or other report is less than $150,000.00.

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          The amounts in (a), (b), (c) and (d) above shall hereinafter be collectively called the "RESERVE FUND". Trustor hereby pledges to Beneficiary any and all monies now or hereafter deposited as the Reserve Fund as additional security for the payment of the Indebtedness. Beneficiary may apply the Reserve Fund to payments of Taxes, Other Charges, insurance premiums and, as applicable, payments for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediations required to be made by Trustor pursuant to the terms hereof or pursuant to the terms of any other Loan Documents (even though subsequent owners of the Trust Property may benefit thereby); PROVIDED, HOWEVER, if there is an Event of Default which is continuing, then Beneficiary may credit such Reserve Fund against the Indebtedness in such priority and proportions as Beneficiary in its discretion shall deem proper. If the Reserve Fund is not sufficient to fully pay for the Taxes, Other Charges and/or the insurance premiums or, as applicable, amounts for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediation when due, Trustor shall promptly pay to Beneficiary, upon demand, an amount which Beneficiary shall estimate as sufficient to make up the deficiency. The Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Beneficiary. No earnings or interest on the Reserve Fund shall be payable to Trustor.

          6. CONDEMNATION. Trustor shall promptly give Beneficiary and Trustee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Beneficiary and Trustee copies of any and all papers served in connection with such proceedings. Following the occurrence of a condemnation, Trustor, regardless of whether an award is available, shall promptly proceed to restore, repair, replace or rebuild the Improvements to the extent practicable to be of at least equal value and of substantially the same character as prior to such condemnation, all to be effected in accordance with applicable law. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Trustor shall remain liable to pay the Indebtedness at the time and in the manner provided for its payment in the Payment Guaranty, in this Deed of Trust and the other Loan Documents and the Indebtedness shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Beneficiary to the discharge of the Indebtedness. Trustor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Trustor, to be paid directly to Beneficiary. Beneficiary may, at Beneficiary's election, use the award in any one or more of the following ways: (a) apply any such award or payment (for purposes of this PARAGRAPH 6, the award or payment that may be made in any condemnation or eminent domain proceeding shall mean the entire award allocated to Trustor in any capacity) to the discharge of the Indebtedness whether or not then due and payable (such application to be without prepayment fee or premium, except that if an Event of Default has occurred and remains uncured, then such application shall be subject to the applicable premium computed in accordance with the Note), (b) use the same or any part thereof to fulfill any of the covenants contained herein as the Beneficiary may determine, (c) use the same or any part thereof to replace or restore the Trust Property to a condition satisfactory to the Beneficiary, or (d) release the same to the Trustor. If the Trust Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary shall have the right, whether or

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not a deficiency judgment on the Payment Guaranty shall have been sought, recovered or denied, to receive said award or payment or a portion thereof sufficient to pay the Indebtedness.

          7.   LEASES AND RENTS.

               (a) Trustor does hereby absolutely and unconditionally assign to Beneficiary its right, title and interest in all current and future Leases and Rents and all proceeds from the sale, cancellation, surrender or other disposition of the Leases, it being intended by Trustor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Beneficiary shall not be construed to bind Beneficiary to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Beneficiary. Trustor agrees to execute and deliver to Beneficiary such additional reasonable instruments in form and substance satisfactory to Beneficiary, as may hereafter be requested by Beneficiary to further evidence and confirm such assignment. Nevertheless, subject to the terms of this PARAGRAPH 7, Beneficiary grants to Trustor a revocable license to operate and manage the Trust Property and to collect the Rents. Trustor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Beneficiary for use in the payment of such sums. The grant of the foregoing license is subject to the provisions of PARAGRAPH 1 of the separate Indemnity Assignment of Leases and Rents, dated as of even date herewith, granted by the Trustor as "Assignor" to the Beneficiary as "Assignee" with respect to the Trust Property ("ASSIGNMENT OF LEASES AND RENTS"). Upon the occurrence of an Event of Default, the license granted to Trustor herein shall be automatically revoked and Beneficiary shall immediately be entitled to possession of all Rents, whether or not Beneficiary enters upon or takes control of the Trust Property. Beneficiary is hereby granted and assigned by Trustor the right, at its option, upon the revocation of the license granted herein to enter upon the Trust Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Beneficiary in its discretion shall deem proper. It is further the intent of Trustor and Beneficiary that the Rents hereby absolutely assigned are no longer, during the term of this Deed of Trust, property of Trustor or property of any estate of Trustor as defined in
Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Trustor. The term "Rents" as used herein shall mean the gross rents without deduction or offsets of any kind. Upon Trustor's cure of any Event of Default to Beneficiary's reasonable satisfaction, the aforementioned license automatically shall be reinstated.

               (b) All Leases executed after the date of this Deed of Trust shall provide that they are subordinate to this Deed of Trust and that the lessee agrees to attorn to Beneficiary; PROVIDED, HOWEVER, that nothing herein shall affect Beneficiary's right to designate from time to time any one or more Leases as being superior to this Deed of Trust and Trustor shall execute and deliver to Beneficiary and shall cause to be executed and delivered to Beneficiary from each tenant under such Lease any instrument or agreement as Beneficiary may deem necessary to make such Lease superior to this Deed of Trust. Upon request, Trustor shall promptly furnish Beneficiary with executed copies of all Leases. Additionally, Trustor shall not be required to request any subordination, non-disturbance and attornment agreement from any

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tenant under any Lease, unless such tenant occupies in excess of 10,000 rentable square feet or has been granted a right to acquire the Trust Property.

               (c) Trustor shall not, without the prior consent of Beneficiary, (i) lease all or any part of the Trust Property, (ii) alter or change the terms of any Lease or cancel or terminate, abridge or otherwise modify the terms of any Lease, (iii) consent to any assignment of or subletting under any Lease not in accordance with its terms, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, (v) collect or accept prepayments of installments of Rents for a period of more than one (1) month in advance (except, however, any security deposits under the Leases), or (vi) further assign the whole or any part of the Leases or the Rents, PROVIDED, HOWEVER, that such action as described in subsections (i)-(iv) above may be taken without Beneficiary's consent for any Lease which is for 10,000 square feet of space or less, and has a term (including the renewal or extension term) of five (5) years or less, and so long as such Lease provides for an annual rent at least equal to the then competitive and comparable market rent (a lease satisfying those criteria shall be referred to as a "SMALL LEASE") so long as the taking of such action is in the ordinary course of Trustor's business and that such action is still subject to PARAGRAPH 1 of the separate Assignment of Leases and Rents pertaining to Termination Amounts (as defined therein).

               (d) With respect to each Lease, Trustor shall (i) observe and perform in all material respects each and every material provision thereof on the lessor's part to be fulfilled or performed under each Lease and not do or permit to be done anything to impair the value of the Leases as security for the Guaranteed Obligations, including surrender or voluntary termination of any Lease, (ii) promptly send to Beneficiary copies of all notices of default which Trustor shall send or receive thereunder, (iii) enforce all of the material terms, covenants and conditions contained in such Lease upon the lessee's part to be performed, short of termination thereof, (iv) execute and deliver, at the request of Beneficiary, all such further reasonable assurances, confirmations and assignments in connection with the Trust Property as Beneficiary shall, from time to time, require and (v) upon request, furnish Beneficiary with executed copies of all Leases, PROVIDED, HOWEVER, the notice to Beneficiary referenced in subsection (ii) above and the restriction on termination of a Lease in connection with the enforcement of its terms, covenants and conditions set forth in (iii) above shall not be required or apply, as the case may be, for any Small Lease. Upon the occurrence of any Event of Default under this Deed of Trust, Trustor shall pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Trust Property or part of the Trust Property as may be occupied by Trustor or any one Trustor and upon default in any such payment Trustor shall vacate and surrender possession of the Trust Property to Beneficiary or to such receiver and, in default thereof, Trustor may be evicted by summary proceedings or otherwise.

               (e) All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Trustor and, if cash, shall be deposited by Trustor at such commercial or savings bank or banks as may be reasonably satisfactory to Beneficiary. Any bond or other instrument which Trustor is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove

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described, shall be issued by an institution reasonably satisfactory to
Beneficiary, shall, if permitted pursuant to any legal requirements, name Beneficiary as payee or beneficiary thereunder (or at Beneficiary's option, be fully assignable to Beneficiary) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Beneficiary. Trustor shall, upon request, provide Beneficiary with evidence reasonably satisfactory to Beneficiary of Trustor's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Trustor shall, upon Beneficiary's request, if permitted by any applicable legal requirements, turn over to Beneficiary the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Trust Property, to be held by Beneficiary subject to the terms of the Leases.

          8. MAINTENANCE AND USE OF TRUST PROPERTY. Trustor shall or shall cause tenants to, at its sole cost and expense, keep and maintain the Trust Property, including, without limitation, parking lots and recreational and landscaped portions thereof, if any, in good order and condition. The Improvements and the Equipment shall not be diminished, removed, demolished or materially altered (except for normal wear and tear and replacement of Equipment) and Trustor shall not erect any new buildings, structures or building additions on the Trust Property without the prior consent of Beneficiary. So long as no Event of Default shall have occurred and be continuing, Trustor shall have the right at any time and from time to time after providing Beneficiary with written notice to make or cause to be made reasonable alterations of and additions to the Trust Property or any part thereof, PROVIDED that any alteration or addition (i) shall not change the general character of the Trust Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Trust Property, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all applicable laws and with all provisions of any insurance policy covering or applicable to the Trust Property and all requirements of the issuers thereof, (iii) is promptly and fully paid for, or caused to be paid for, by Trustor, (iv) the estimated cost of such alteration or addition does not exceed five percent (5%) of the original principal amount of the Loan, (v) is made under the supervision of a qualified architect or engineer, (vi) shall not violate the terms of any Leases, and (vii) upon completion, Trustor shall provide Beneficiary with (aa) a satisfactory final improvement survey if the footprint of the building has been altered, (bb) any final occupancy permit which may be required for the Improvements, (cc) all other governmental permits, certificates and approvals and all other permits, certificates and approvals of fire underwriters which are required with respect to the alterations and additions and the use and occupancy thereof, and shall furnish true copies thereof to Beneficiary, and (dd) final lien waivers from all contractors, subcontractors and materialmen. Trustor shall promptly comply with all laws, orders and ordinances affecting the Trust Property, or the use thereof, PROVIDED, HOWEVER, that nothing in the foregoing clause shall require Trustor to comply with any such law, order or ordinance so long as Trustor shall in good faith, after notice to, but without cost or expense to, Beneficiary, contest the validity of such law, order or ordinance by appropriate legal proceedings and in accordance with all applicable law, which proceedings must operate to prevent (i) the enforcement thereof, (ii) the payment of any fine, charge or penalty, (iii) the sale or forfeiture of the Trust Property or any part thereof, (iv) the lien of this Deed of Trust and the priority thereof from being impaired, (v) the imposition of criminal liability on Beneficiary and (vi) the imposition, unless stayed, of civil liability on Beneficiary; PROVIDED that during such contest Trustor shall, at the option of Beneficiary, provide cash, bonds or other

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security satisfactory to Beneficiary, indemnifying and protecting Beneficiary against any liability, loss or injury by reason of such non-compliance or contest, and PROVIDED FURTHER, that such contest shall be promptly and diligently prosecuted by and at the expense of Trustor. Trustor shall promptly, at its sole cost and expense, repair, replace or rebuild any part of the Trust Property which may be destroyed by any casualty, or become damaged, worn or dilapidated. Trustor shall not commit any waste at the Trust Property. Trustor shall not initiate, join in, acquiesce in or consent to any material adverse change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Trust Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Trust Property is or shall become a nonconforming use, Trustor will not cause or permit such nonconforming use to be discontinued or abandoned without the express consent of Beneficiary. Trustor covenants and agrees that it shall operate the Trust Property at all times as a first-class commercial retail building.

          9. TRANSFER OR ENCUMBRANCE OF THE TRUST PROPERTY OR INTERESTS IN THE TRUSTOR; OTHER INDEBTEDNESS.

               (a) Trustor acknowledges that Beneficiary has examined and relied on the creditworthiness and experience of Trustor in owning and operating properties such as the Trust Property in agreeing to make the Loan, and that Beneficiary will continue to rely on Trustor's ownership of the Trust Property as a means of maintaining the value of the Trust Property as security for repayment of the Indebtedness. Trustor acknowledges that Beneficiary has a valid interest in maintaining the value of the Trust Property so as to ensure that, should Trustor default in the repayment of the Indebtedness, Beneficiary can recover the Indebtedness by a sale of the Trust Property. Trustor shall not, without the prior written consent of Beneficiary, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer in trust or otherwise the Trust Property or any part thereof or interest therein, or permit the Trust Property or any part thereof to be sold, conveyed, alienated, deeded, encumbered, pledged or otherwise transferred.

               (b) A sale, conveyance, alienation, deed, encumbrance, pledge or transfer within the meaning of this PARAGRAPH 9 shall be deemed to include
(i) an installment sales agreement wherein Trustor agrees to sell the Trust Property or any part thereof for a price to be paid in installments, (ii) an agreement by Trustor leasing all or a substantial part of the Trust Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Trustor's right, title and interest in and to any Leases or any Rents, (iii) if Trustor, Borrower or any Other Guarantor (hereinafter defined) or any general partner or managing member of Trustor, Borrower or of any Other Guarantor is a corporation, the voluntary or involuntary sale, assignment, conveyance or transfer of such corporation's stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than ten percent (10%) of such corporation's stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation, (iv) if Trustor, Borrower or any Other Guarantor or any general partner or managing member of Trustor, Borrower or any such Other Guarantor is a limited or general partnership, joint venture or limited liability company, the change, removal,

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resignation or addition of a general partner, managing partner, limited partner, joint venturer or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member, and (v) if Trustor, Borrower or any Other Guarantor is an entity, whether one of the above-mentioned entities or not, any change in the ownership or control of such entity, any merger, consolidation or dissolution or syndication affecting such entity, or the transfer, sale, assignment or pledge of any interest in such entity or in any person, directly or indirectly, controlling such entity or in any general partner or managing member thereof, whether at one time or in a series of related transactions.

               (c) Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Indebtedness immediately due and payable upon Trustor's sale, conveyance, alienation, deed, encumbrance, pledge or transfer of the Trust Property without Beneficiary's consent. This provision shall apply to every sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise of the Trust Property regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous sale, conveyance, alienation, deed, encumbrance, pledge or transfer of the Trust Property.

               (d) Beneficiary's consent to a sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise of the Trust Property shall not be deemed to be a waiver of Beneficiary's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise of the Trust Property made in contravention of this PARAGRAPH 9 shall be null and void and of no force and effect.

               (e) Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any such sale, conveyance, alienation, deed, encumbrance, pledge or transfer in trust or otherwise.

               (f) Notwithstanding the foregoing, Beneficiary shall permit two (2) sales or transfers of the Trust Property, PROVIDED that:

               (i) no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and remain uncured;

               (ii) the proposed transferee ("TRANSFEREE"), the proposed Borrower and all proposed Other Guarantors shall be reputable entities or persons of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Beneficiary;

               (iii) the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Trust Property,

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     and Beneficiary shall be provided with reasonable evidence thereof (and
     Beneficiary reserves the right to approve the Transferee without approving the substitution of the property manager);

               (iv) Beneficiary has received a written request for approval from the Trustor at least thirty (30) days prior to the proposed transfer (including a description of the proposed terms of the transfer), together with a diagram showing the legal structure of the Transferee, the proposed Borrower and all proposed Other Guarantors and all of the constituent entities of each, after the contemplated transfer, and a list of the names, types of interests and ownership percentages of all persons to have ownership interests in any of the foregoing or any constituent entity thereof, financial statements for all such entities and an administrative fee of $5,000, which shall be deemed fully earned on the date of receipt and shall be retained by Beneficiary regardless of whether or not the transfer occurs and whether or not approval is given;

               (v) Beneficiary and its counsel have received (aa) certification from Trustor and the Transferee that the proposed terms of the transfer described in subparagraph 9(f)(iv) are the actual terms of the transfer, (bb) evidence of casualty insurance and other applicable insurance, (cc) all corporate, partnership or other entity documents and
     (dd) all other certificates, legal opinions, title materials and other documents which Beneficiary may require, all in form and substance satisfactory to Beneficiary, at least thirty (30) days prior to the proposed transfer;

               (vi) Beneficiary shall be provided with satisfactory evidence concerning the effect of any change in the real estate taxes to result from the sale and the effect of such change on the ability of the Trust Property to generate a cash flow sufficient to pay the debt service on the Loan and to maintain a debt service coverage ratio satisfactory to Beneficiary;

               (vii) Beneficiary shall be provided with satisfactory evidence, including without limitations legal opinions satisfactory to Beneficiary, that the proposed transfer shall not affect the lien of this Deed of Trust as an indemnity deed of trust under Maryland law or require that recordation taxes be paid on the debt secured hereby upon the assumption of this Deed of Trust by the Transferee;

               (viii) If the Loan is part of a Secondary Market Transaction and the documents governing such Secondary Market Transaction so require, Beneficiary shall have received in writing evidence from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction together with such legal opinions as may be requested by the Rating Agencies. The term "RATING AGENCIES" as used herein shall mean each of Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency who shall then be rating the certificates or securities issued in connection with the Secondary Market Transaction;

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               (ix)    the Transferee, the proposed Borrower and their
     constituent entities shall comply with all of the Single Purpose Entity/Separateness requirements set forth in Paragraph 19 hereof;

               (x) the Transferee and proposed Borrower shall have executed and delivered to Beneficiary an assumption agreement in form and substance acceptable to Beneficiary, evidencing such Transferee's and proposed Borrower's agreement to abide and be bound by the terms of the Note and any other Loan Documents to which the Borrower is a party, as applicable;

               (xi) the proposed Other Guarantors shall have executed and delivered of Beneficiary an executed guaranty of Non-Recourse Carveout Obligations (hereinafter defined) and any other guaranty required by Beneficiary as a condition of consenting to the transfer and an executed separate environmental indemnity agreement from an approved indemnitor, all in form and substance acceptable to Beneficiary, other documentation as Beneficiary may reasonably require, and such legal opinions and title insurance endorsements as may be reasonably requested by Beneficiary;

               (xii) Beneficiary shall have received an assumption fee equal to one percent (1%) of the then unpaid principal balance of the Note (against which the administrative fee shall be credited) in addition to the payment of all reasonable costs and expenses incurred by Beneficiary in connection with such assumption (including reasonable attorney's fees and costs); and

               (xiii) the Transferee and proposed Borrower shall be able to make the representations and warranties set forth in Paragraph 18(h) of this Deed of Trust.

          In the event all of the foregoing conditions are satisfied and Beneficiary consents of the sale or transfer, Beneficiary agrees to release Borrower, Trustor, any indemnitors under any environmental indemnity and any guarantors of the Non-Recourse Carveout Obligations of all liability under the Loan Documents upon such transfer of the Mortgaged Property pursuant to this Paragraph 9(f), (1) except for any event or circumstance with respect to which Trustor and indemnitors remain obligated to continue to indemnify Beneficiary under any environmental indemnity agreement; (2) except for any fraud or willful misrepresentation by or on behalf of Trustor, or such indemnitor or guarantor with respect to the Trust Property or the making or delivery of any of the Loan Documents or with respect to any materials or information provided by or on behalf of Trustor, indemnitor or guarantor in connection with the Loan, and (3) provided that Trustor's obligations arising prior to completion of such transfer are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws and Beneficiary receives an assumption of the obligations of such indemnitor and guarantor by an individual(s) or entity(ies) acceptable to Beneficiary in its sole discretion.

     Trustor and Beneficiary further agree that (1) any environmental indemnification obligations of Trustor or any indemnitor under an environmental indemnity agreement shall not apply to any future environmental activity or conditions resulting solely from any act or omission for which Trustor bears no responsibility and which occurs after Trustor or any person or entity

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in any way related to Trustor no longer holds possession or has any interest in the Trust Property; provided, however, the transferor Trustor, the prior guarantors and the prior indemnitors, respectively, shall have the burden of establishing that all the conditions in this PARAGRAPH 9 (including, without limitation, the time as to which matters described herein arose) were satisfied by clear and convincing evidence and shall indemnify and hold Beneficiary harmless for all matters set forth in PARAGRAPH 39 and in the Non-Recourse Carveout Obligations until such transferor Trustor, prior guarantors or prior indemnitors, respectively, have met such burden (Beneficiary agrees that Trustor shall have met such burden with respect to the Trust Property if Trustor at such time delivers to Beneficiary a clean Phase I environmental assessment report satisfactory in all respects to Beneficiary if prior to delivery thereof there has not occurred any release of Hazardous Materials at the Trust Property nor has there been any prior violation of Environmental Laws at the Trust Property, and if there has been a release of Hazardous Materials or a violation of Environmental Laws, in such instance in lieu of delivery of such Phase I environmental assessment Trustor shall deliver to Beneficiary an environmental insurance policy satisfactory in all respects to Beneficiary in its reasonable discretion); and (2) in the event the individual or entity(ies) assuming the obligations of such indemnitor and guarantor are acceptable to Beneficiary in its sole discretion, are willing to accept such indemnitor's obligation under the environmental indemnity for the time period in which the original indemnitor guaranteed the obligations of Trustor (i.e. the time period prior to said transfer of the Trust Property) and are willing to execute an indemnity in form and content acceptable to Beneficiary, then, notwithstanding the foregoing, such original indemnitor will be completely relieved of liability under such environmental indemnity (except for any fraud or willful misrepresentation by or on behalf of Trustor or such indemnitor or guarantor with respect to the Trust Property, the making or delivery of any of the Loan Documents or in any materials or information provided by or on behalf of such indemnitor in connection with the Loan).

               (g) The provisions of Paragraphs 9(a), 9(b) and 9(f) shall not operate to prohibit the transfer, sale or conveyance of shares in Inland Western Retail Real Estate Trust, Inc. (the "Trust") as long as all of the following conditions are satisfied:

                       (i) the Trust continues to be the sole member and owner of Trustor and continues to control the day-to-day operations of Trustor and the Trust Property;

                       (ii) the Trust maintains its status as a real estate investment trust; and

                       (iii) no such transfer results in any party owning more than twenty percent (20%) (or such lesser amount as constitutes a controlling interest) in the shares or ownership units or interests of the Trust,

               The term CONTROL or CONTROLLING shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities or other interests, by contract or otherwise.

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               (h)     Notwithstanding anything in this Paragraph 9 to the
contrary, Trustor shall have a one time right, provided no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default under the Loan Documents shall have occurred and remain uncured, to assign, sell or transfer (the "Permitted Affiliated Transfer") all of the Trust Property to an affiliate of Inland Western Retail Real Estate Trust, Inc. ("Permitted Affiliated Transferee"), PROVIDED that:

               (i) Trustor shall pay to Beneficiary a $5,000.00 transfer fee;

               (ii) Beneficiary shall have received from Trustor reimbursement of all of Beneficiary's expenses, including reasonable legal fees, incurred in connection with the Permitted Affiliated Transfer;

               (iii) the Permitted Affiliated Transferee shall assume, in form and substance satisfactory to Beneficiary, all obligations of Trustor under the Loan Documents, including, without limitation, the Payment Guaranty, environmental Indemnity Agreement and Guaranty of non-recourse carveout obligations, with the same degree of recourse liability as Trustor and subject to the same exculpatory provisions;

               (iv) Beneficiary shall have received a title policy satisfactory to Beneficiary updated to the date of the Permitted Affiliated Transfer, evidencing that such Permitted Affiliated Transfer will not adversely affect Beneficiary's first and prior lien on the Trust Property or any other rights or interests granted to Beneficiary under the Loan Documents;

               (v) Beneficiary shall have received legal opinions of Trustor's independent or in-house counsel, as the case may be, in form and substance satisfactory to Beneficiary, that all previous opinions pertaining to Trustor are true with respect to the Permitted Affiliated Transferee and the Permitted Affiliated Transferee has duly assumed the Loan Documents, and the same are valid and enforceable against the Permitted Affiliated Transferee and the Trust Property and that Trustor has the requisite power and authority to properly transfer the Trust Property;

               (vi) no Event of Default shall have occurred and remain uncured under the Loan Documents;

               (vii) no such transfer of interest shall result in a change of control of Trustor or the day-to-day operations of the Trust Property;

               (viii) without limiting the foregoing, no such transfer, either singly or in the aggregate with other transfers, will result in a violation of the special purpose entity provisions of the Loan Documents or Trustor's organizational documents and Trustor will provide new or updated non-consolidation opinions and other opinions to the extent required at the initial funding of the Loan with respect to the Permitted Affiliated Transfer; and

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               (ix)    Beneficiary has received at least thirty (30) days' prior
     written notice of such transfer, together with a diagram showing the structure of the Trustor and all constituent entities after the contemplated transfer and a list of the names, types of interests and percentages of ownership of all owners of interests in Trustor and any constituent entities (except the shareholders of Inland Western Retail Real Estate Trust, Inc.) after the contemplated transfer.

               (i) Trustor has not incurred and will not incur any indebtedness, secured or unsecured, other than the Guaranteed Obligations and debt (i) incurred in the ordinary course of business to vendors and suppliers of services to the Trust Property, (ii) not secured by the Trust Property, or any portion thereof, or by interests in the Trustor or any constituent entity thereof, and (iii) not accompanied by any rights to control or to obtain control of the Trustor or any constituent entity thereof. No indebtedness other than the Guaranteed Obligations may be secured (subordinate or PARI PASSU) by the Trust Property, or any portion thereof, or by interests in the Trustor or any constituent entity thereof.

          10.  ESTOPPEL CERTIFICATES.

               (a) Trustor, within ten (10) business days after request by Beneficiary, shall furnish Beneficiary or shall cause Borrower to furnish Beneficiary from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest in the Note,
(iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Note and the payment of the Indebtedness, if any, (vi) that the Payment Guaranty, the Note and this Deed of Trust have not been modified or if modified, giving particulars of such modification and (vii) such other information as shall be reasonably requested by Beneficiary.

               (b) Trustor, after request by Beneficiary, will use commercially reasonable efforts to obtain and furnish (within the time periods, if any, provided in the applicable Leases or if no time period is so specified, within ten (10) business days after request) Beneficiary from time to time with estoppel certificates from any tenants under then existing Leases, which certificates shall be in form and substance as required by such Leases, or if not required, then in form and substance reasonably satisfactory to Beneficiary.

          11. NO COOPERATIVE OR CONDOMINIUM. Trustor represents and warrants that the Trust Property has not been subjected to a cooperative or condominium form of ownership. Trustor hereby covenants and agrees that it will not file a declaration of condominium, map or any other document having the effect of subjecting the Trust Property to a condominium or cooperative form of ownership.

          12. CHANGES IN THE LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Indebtedness or any portion thereof from the value of the Trust Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the principal amount of the Note guaranteed by the Payment Guaranty or Beneficiary's interest in the Trust Property, Trustor will pay such tax, with

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interest and penalties thereon, if any. In the event Beneficiary is advised by counsel chosen by it that the payment of such tax or interest and penalties by Trustor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default has occurred and remains uncured, the applicable premium computed in accordance with the Note shall apply.

          13. NO CREDITS ON ACCOUNT OF THE INDEBTEDNESS. Trustor will not claim or demand or be entitled to any credit or credits on account of the Indebtedness for any part of the Taxes assessed against the Trust Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trust or the Indebtedness. In the event such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default has occurred and remains uncured, the applicable premium computed in accordance with the Note shall apply.

          14. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Payment Guaranty or this Deed of Trust, or impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.

          15. RIGHT OF ENTRY. Subject to the terms of the Leases, Beneficiary and its agents shall have the right to enter and inspect the Trust Property at any time during reasonable business hours upon twenty-four (24) hour notice to Trustor, except in the case of an emergency, in which event Beneficiary and its agents may enter and inspect the Trust Property at any time.

          16.  BOOKS AND RECORDS.

               (a) Trustor will maintain full, accurate and complete books of accounts and other records reflecting the results of the operations of the Trust Property as well as its other operations and will furnish, or cause to be furnished, to Beneficiary the following:

               (i) within ninety (90) days after the end of each fiscal year, the Trustor will furnish to Beneficiary, a statement of Trustor's financial condition, including a balance sheet and profit and loss statement, and a statement of annual income and expenses satisfactory in form and substance to Beneficiary in connection with the operation of the Trust Property, in detail satisfactory to Beneficiary, prepared by, audited and certified by a certified public accountant who is a member of the American Institute of Certified Public Accountants, provided however that so long as there in then no Event of Default hereunder, such statement may be prepared and certified by Trustor, Trustor's accountant or a financial officer of Trustor if such certified statement by a certified public accountant is not available, and, in addition, within forty-five (45) days after the end of each fiscal quarter of Trustor, Trustor shall provide the above information except that in

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     each case it may be prepared and certified by the financial officer of
     Trustor who is responsible for the preparation of such annual financial statements.

               (ii) accompanying the submission of the certified statements of annual and quarterly income and expenses shall be a certified current rent roll in a form previously approved by Beneficiary, which shall include among other things tenant names, lease commencement and expiration dates, square footage and annual rent.

               (iii) accompanying the submission of the certified statements of annual and quarterly income and expenses shall be such additional reasonable financial information as Beneficiary shall require.

               (b) Beneficiary shall have the right, upon five (5) days' prior notice to Trustor and at Beneficiary's cost, to inspect and make copies of Trustor's books and records and income tax returns and notices.

               (c) In the event of a Secondary Market Transaction, Trustor shall furnish from time to time such information relating to Trustor and the Trust Property as shall be reasonably requested by the Rating Agencies at no cost to Trustor.

          17. PERFORMANCE OF OTHER AGREEMENTS. Trustor shall observe and perform, in all material respects, each and every material term to be observed or performed by such Trustor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Trust Property.

          18. REPRESENTATIONS AND COVENANTS CONCERNING LOAN. Trustor represents and warrants, as of the date hereof, and covenants as follows:

               (a) The Payment Guaranty, this Deed of Trust and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Payment Guaranty, this Deed of Trust and the other Loan Documents, or the exercise of any right thereunder, render this Deed of Trust unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

               (b) To Trustor's best knowledge, all certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy of the Trust Property, have been obtained and are in full force and effect; provided, however, that Trustor makes no representation or warranty with respect to any certifications, licenses, permits or approvals required of the tenants for the conduct and operation of their respective businesses. The Trust Property is free of material damage and is in good repair, and there is no proceeding pending for the total or partial condemnation of, or affecting, the Trust Property.

               (c) To Trustor's best knowledge, all of the Improvements which were included in determining the appraised value of the Trust Property lie wholly within the boundaries and building restriction lines of the Trust Property, and no improvements on

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adjoining properties encroach upon the Trust Property, and no easements or other encumbrances upon the Land encroach upon any of the Improvements, so as to affect the value or marketability of the Trust Property except those which are insured against by title insurance. All of the Improvements comply with all requirements of applicable zoning and subdivision laws and ordinances in all material respects.

               (d) The Trust Property is not subject to any Leases other than the Leases described in the rent roll delivered to Beneficiary in connection with this Deed of Trust. No person has any possessory interest in the Trust Property or right to occupy the same except under and pursuant to the provisions of the Leases. Except as otherwise disclosed in writing to Beneficiary, to Trustor's best knowledge, the current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. Except as otherwise disclosed in writing to Beneficiary, all presently existing Leases (except possibly for the Small Leases) are subordinate to this Deed of Trust, subject, however, to the terms, provisions and conditions of any applicable subordination, non-disturbance and attornment agreement.

               (e) To Trustor's best knowledge, the Trust Property and the Leases are in compliance with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Trust Property.

               (f) To Trustor's best knowledge there has not been and shall never be committed by Trustor any act or omission affording the federal government or any state or local government the right of forfeiture as against the Trust Property or any part thereof or any monies paid in performance of Trustor's obligations under any of the Loan Documents. Trustor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

               (g) The Management Agreement (the "MANAGEMENT AGREEMENT") between Trustor and the property manager named therein ("MANAGER") pursuant to which Manager operates the Trust Property (a true, correct and complete copy of which is attached to that certain Manager's Consent and Subordination of Management Agreement, dated as of the date hereof, made by Trustor and Manager in favor of Beneficiary) (the "SUBORDINATION OF MANAGEMENT AGREEMENT") is in full force and effect and there is no default or violation by any party thereunder. The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to this Deed of Trust and the Manager shall attorn to Beneficiary, subject, however, to the terms, provisions and conditions of the Subordination of Management Agreement. Trustor shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Trust Property with Manager or any other party without the express written consent of Beneficiary, which consent shall not be unreasonably withheld. If at any time Beneficiary consents to the appointment of a new manager, such new manager and Trustor shall, as a condition of Beneficiary's consent, execute a Manager's Consent and Subordination of Management Agreement in the form then used by Beneficiary.

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               (h)     IMPROPER FINANCIAL TRANSACTIONS.

               (i) Trustor is, and shall remain at all times, in full compliance with all applicable laws and regulations of the United States of America that prohibit, regulate or restrict financial transactions, and any amendments or successors thereto and any applicable regulations promulgated thereunder (collectively, the "FINANCIAL CONTROL LAWS"), including but not limited to those related to money laundering offenses and related compliance and reporting requirements (including any money laundering offenses prohibited under the Money Laundering Control Act, 18 U.S.C. Sections 1956, 1957 and the Bank Secrecy Act, 31 U.S.C. Sections 5311 ET SEQ.) and the Foreign Assets Control Regulations, 31 C.F.R. Section 500 ET SEQ.

               (ii) Trustor represents and warrants that: (i) Trustor is not a Barred Person (hereinafter defined); (ii) Trustor is not owned or controlled, directly or indirectly, by any Barred Person; and (iii) Trustor is not acting, directly or indirectly, for or on behalf of any Barred Person.

               (iii) Trustor represents and warrants that it understands and has been advised by legal counsel on the requirements of the Financial Control Laws.

               (iv) Under any provision of this Deed of Trust or any of the other Loan Documents where the Beneficiary shall have the right to approve or consent to any particular action, including without limitation any (i) sale, transfer, assignment of the Trust Property or of any direct or indirect ownership interest in Trustor, (ii) leasing of the Trust Property, or any portion thereof, or (iii) incurring of additional financing secured by Trust Property, or any portion thereof or by any direct of indirect ownership interest in the Trustor, Beneficiary shall have the right to withhold such approval or consent, in its sole discretion, if the granting of such approval or consent could be construed as a violation of any of the Financial Control Laws.

               (v) Trustor covenant and agree that it will upon request provide Beneficiary with (or cooperate with Beneficiary in obtaining) information required by Beneficiary for purposes of complying with any Financial Control Laws.

               As used in this Deed of Trust, the term "Barred Person" shall mean (i) any person, group or entity named as a "Specially Designated National and Blocked Person" or as a person who commits, threatens to commit, supports, or is associated with terrorism as designated by the United States Department of the Treasury's Office of Foreign Assets Control ("OFAC"), (ii) any person, group or entity named in the lists maintained by the United Stated Department of Commerce (Denied Persons and Entities), (iii) any government or citizen of any country that is subject to a United States Embargo identified in regulations promulgated by OFAC and (iv) any

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person, group or entity named as a denied or blocked person or terrorist in any other list maintained by any agency of the United States government.

          19. SINGLE PURPOSE ENTITY/SEPARATENESS. Trustor represents, warrants and covenants as follows:

               (a) The purpose for which the Trustor is organized shall be limited solely to (A) owning, holding, selling, leasing, transferring, exchanging, operating and managing the Trust Property, (B) owning all of the membership interests in the Borrower, (C) entering into the Payment Guaranty and the other Loan Documents to which Trustor is a party in connection with the making of the Loan by Beneficiary, (D) refinancing the Trust Property in connection with a permitted repayment of the Guaranteed Obligations, and (E) transacting any and all lawful business for which a Trustor may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

               (b) Trustor does not own and will not own any asset or property other than (i) all of the membership interests in the Borrower, (ii) the Trust Property, and (iii) incidental personal property necessary for and used in connection with the ownership or operation of the Trust Property.

               (c) Trustor will not engage in any business other than the ownership, management and operation of the Trust Property.

               (d) Trustor will not enter into any contract or agreement with any affiliate of Trustor, any constituent party of Trustor, any owner of the Trustor, any Other Guarantors or any affiliate or any constituent party of any Other Guarantor, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not affiliated with the Trustor, any constituent party of Trustor or any owner of Trustor.

               (e) Trustor has not incurred or guaranteed and will not incur or guarantee any indebtedness, secured or unsecured, other than the Guaranteed Obligations and debt (i) incurred in the ordinary course of business to vendors and suppliers of services to the Trust Property, (ii) not secured by the Trust Property, or any portion thereof, or by interests in the Trustor or any constituent entity thereof, and (iii) not accompanied by any rights to control or to obtain control of the Trustor or any constituent entity thereof. No indebtedness other than the Guaranteed Obligations may be secured (subordinate or PARI PASSU) by the Trust Property, or any portion thereof, or by interests in the Trustor or any constituent entity thereof.

               (f) Trustor has not made and will not make any loans or advances to any entity or person (including any affiliate or any constituent party of Trustor or any owner of Trustor, any Other Guarantor or any affiliate or any constituent party of any Other Guarantor), and shall not acquire obligations or securities of its affiliates or any constituent party other than the membership interests in the Borrower.

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               (g)     Trustor is and will remain solvent and Trustor will pay
its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

               (h) Trustor has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and Trustor will not, nor will Trustor permit any constituent party of Trustor or any owner of Trustor or any Other Guarantor to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of Trustor or such constituent party or any Other Guarantor without the written consent of Beneficiary, except in connection with a transfer of the Trust Property, or any interest therein, permitted pursuant to Section 9 hereof.

               (i) Trustor will maintain all of its books, records and financial statements separate from those of its affiliates and any constituent party. Trustor's assets will not be listed as assets on the financial statement of any other entity except the ownership interests in Trustor may be listed as assets on the financial statements of the Trust. Trustor shall have its own separate financial statement, provided, however, that Trustor's assets may be included in a consolidated financial statement of its parent companies if inclusion on such a consolidated statement is required to comply with the requirements of generally accepted accounting principles ("GAAP"), provided that such consolidated financial statement shall contain a footnote to the effect that Trustor's assets are owned by Trustor and that they are being included on the financial statement of its parent solely to comply with the requirements of GAAP, and further provided that such assets shall be listed on Trustor's own separate balance sheet. Trustor will file its own tax returns and will not file a consolidated federal income tax return if required by law with any other corporation except the Trust in which case Trustor will be shown on a separate schedule of such return as a separate member of the consolidated group with its delineated financial information. Trustor shall maintain its books, records, resolutions and agreements as official records.

               (j) Trustor will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Trustor, any constituent party of Trustor, any Other Guarantor or any affiliate or any constituent party of any Other Guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other except the Trust and Partnership and shall maintain and utilize separate telephone numbers, stationery, invoices and checks.

               (k) Trustor will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

               (l) Neither Trustor nor any constituent party will seek the dissolution, winding up, liquidation, consolidation or merger, in whole or in part, or the sale of material assets of Trustor.

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               (m)     Trustor will not commingle the funds and other assets of
Trustor with those of any affiliate or any constituent party of Trustor or any owner of Trustor, any Guarantor, or any affiliate or any constituent party of any Other Guarantor, or any other person except for the Manager, and will not participate in a cash management system with any such party.

               (n) Trustor will not commingle its assets with those of any other person or entity except the Manager and will hold all of its assets in its own name or in its agent's name.

               (o) Except for the Payment Guaranty, Trustor will not guarantee or become obligated for the debts of any other entity or person and does not and will not hold itself out as being responsible for the debts or obligations of any other person.

               (p) Trustor shall allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate.

               (q) The stationery, invoices and checks utilized by Trustor or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being Trustor's agent.

               (r) Trustor shall not pledge its assets for the benefit of any other person or entity, and other than with respect to the Loan.

               (s) Trustor shall correct any known misunderstanding regarding its separate identity.

               (t) Trustor shall not identify itself as a division of any other person or entity except for the Trust or Partnership.

          20. EVENTS OF DEFAULT; REMEDIES. Each of the following events after any applicable grace or cure periods shall constitute an "EVENT OF DEFAULT" hereunder:

               (a) if (i) Trustor fails to pay any amount under the Payment Guaranty in accordance with the terms and provisions thereof following any applicable grace periods, or (ii) any payment or charge due under this Deed of Trust or any other Loan Documents is not paid when due;

               (b) if any Taxes payable directly to the billing authority by Trustor are not paid before interest becomes payable on the amount due or a penalty is assessed (provided that the foregoing provisions of this clause (b) shall be subject to the right to contest Taxes granted to Trustor in PARAGRAPH 4(b) of this Deed of Trust, but only for so long as the conditions in PARAGRAPH 4(b) of this Deed of Trust remain satisfied);

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               (c)     if the Policies are not kept in full force and effect and
are not delivered to Beneficiary when required hereunder, or if the Policies are not delivered to Beneficiary within ten (10) days after request by Beneficiary;

               (d) if any of the provisions of PARAGRAPHS 7, 9, 19 or 39 herein are violated or not complied with;

               (e) if any of the events described in PARAGRAPH 41 shall occur;

               (f) if any representation or warranty of Trustor or any Guarantor made herein or in any guaranty, agreement, certificate, report, affidavit, owner's affidavit, financial statement or other instrument furnished to Beneficiary shall be materially false or misleading in any respect when made;

               (g) if any beneficiary under a deed of trust on the Trust Property, whether superior or subordinate to this Deed of Trust (i) demands payment in full or otherwise accelerates any indebtedness of Trustor or (ii) otherwise commences the exercise of any remedy available to such party under any such deed of trust or other loan document related to such deed of trust;

               (h) if Trustor fails to cure promptly any violation of any law or ordinance affecting the Trust Property (provided that the foregoing provisions of this clause (h) shall be subject to any right to contest such violation specifically granted to Trustor in PARAGRAPH 8 of this Deed of Trust);

               (i) if any Other Guaranty (as hereinafter defined) is terminated or any event or condition occurs which, in the sole judgment of Beneficiary, may materially impair the ability of any Other Guarantor to perform its obligations under any Other Guaranty or any Other Guarantor attempts to withdraw, cancel or disclaim any Other Guaranty;

               (j) if a default by Trustor under any of the other terms, covenants or conditions of the Payment Guaranty, this Deed of Trust or any other Loan Document shall occur and such default shall not have been cured within thirty (30) days after notice from Beneficiary, provided that if such default is not susceptible of being cured within such thirty (30) day period and Trustor shall have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the default, provided, further, that the notice and grace period set forth in this subparagraph (j) shall not apply to any other Event of Default expressly set forth in this PARAGRAPH 20 or to any other Event of Default defined as such in any other Loan Document or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere; or

               (k) if any of the provisions of PARAGRAPHS 42(d) and/or PARAGRAPH 42(f) are violated or not complied with, and/or if any representation or warranty in PARAGRAPH 42(b) and/or 42(c) shall prove false or misleading in any respect and/or if any of the events described in PARAGRAPH 42(e) shall occur.

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          Upon the occurrence of any Event of Default, the Indebtedness shall immediately become due at the option of Beneficiary.

          Upon the occurrence of any Event of Default, Beneficiary may, to the extent permitted under applicable law, elect to treat the fixtures included in the Trust Property either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Trust Property made under the powers of sale herein granted and conferred, Beneficiary may, to the extent permitted by applicable law, include in such sale any fixtures included in the Trust Property and relating to such real property.

          21.  ADDITIONAL REMEDIES.

               (a) Upon the occurrence of any Event of Default, Beneficiary may take such action, without notice or demand, but in all events subject to applicable law, as it shall deem advisable to protect and enforce its rights against Trustor and in and to the Trust Property or any part thereof or interest therein, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary (i) enter into or upon the Real Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and servants therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Trust Property and conduct the business thereat, (B) complete any construction on the Trust Property in such manner and form as Beneficiary deems advisable, (C) make alterations, additions, renewals, replacements and improvements to or on the Trust Property, (D) exercise all rights and powers of Trustor with respect to the Trust Property, whether in the name of Trustor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Trust Property and every part thereof and (E) apply the receipts from the Trust Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Trust Property, as well as just and reasonable compensation for the services of counsel and other third parties providing services to Beneficiary, or (ii) institute proceedings for the complete foreclosure of this Deed of Trust in which case the Trust Property may be sold for cash or upon credit in one or more parcels, or (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Indebtedness not then due, or (iv) sell or cause Trustee to sell for cash or upon credit the Trust Property or any part thereof and all or any part of any estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trust shall continue as a lien on the remaining portion of

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or estate in the Trust Property (reference is made to subparagraph 21(i) below regarding the authority of the Trustee to sell subject to certain leases), or
(v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Payment Guaranty or in any other Loan Document, (vi) recover judgment on the Payment Guaranty or any Other Guaranty either before, during or after any proceedings for the enforcement of this Deed of Trust, or (vii) pursue such other remedies as Beneficiary may have under applicable law.

               (b) The purchase money proceeds or avails of any sale made under or by virtue of this PARAGRAPH 21, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this PARAGRAPH 21 or otherwise, shall be applied as follows:

          FIRST: To the payment of the costs and expenses of any such sale, including reasonable compensation to Beneficiary and Trustee, their agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Beneficiary or Trustee under this Deed of Trust, together with interest as provided herein on all advances made by Beneficiary or Trustee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Trust Property shall have been sold.

          SECOND: To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with any and all applicable interest, fees and late charges.

          THIRD: To the payment of any other sums required to be paid by Trustor pursuant to any provision of this Deed of Trust or of the Payment Guaranty or of any Other Guaranty.

          FOURTH: To the payment of the surplus, if any, to Trustor or Borrower or any other party who may be lawfully entitled to receive the same.

          Beneficiary and any receiver of the Trust Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

               (c) Beneficiary may adjourn from time to time any sale by Trustee to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Beneficiary, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

               (d) Upon the completion of any sale or sales made by Beneficiary or Trustee under or by virtue of this PARAGRAPH 21, Beneficiary, Trustee, or an officer of any court empowered to do so, as the case may be, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Beneficiary or Trustee, as the case may be, is hereby irrevocably appointed the true and lawful attorney of Trustor, in its name and stead, to make all necessary conveyances, assignments,

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transfers and deliveries of the Trust Property and rights so sold and for that purpose Beneficiary or Trustee, as the case may be, may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this PARAGRAPH 21, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Trustor.

               (e) In the event of any sale made under or by virtue of this PARAGRAPH 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Payment Guaranty, this Deed of Trust, any Other Guaranty or any other Loan Document to the contrary notwithstanding, become due and payable.

               (f) Upon any sale made under or by virtue of this PARAGRAPH 21 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Beneficiary may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust.

               (g) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or upon any other property of Trustor shall affect in any manner or to any extent, the lien of this Deed of Trust upon the Trust Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired as before.

               (h) In furtherance of the foregoing, the Beneficiary hereby authorizes and empowers the Trustee to take possession of any or all of the Trust Property and to sell (and in case of any default of any purchaser, resell) any or all of it or any estate or interest therein in accordance with the provisions of Title 14, Chapter 200 of the Maryland Rules of Procedure and of Title 7 of the Real Property Article of the Annotated Code of the State of Maryland, as amended, and/or of any other public or local law relating to or affecting deeds of trust or security agreements, including any amendments thereof or additions thereto (and Trustor hereby declares its assent to the passing of a decree for the sale of any or all of the Trust Property or any estate or interest therein by any equity court having jurisdiction over the sale of property). Neither the foregoing assent to decree nor the foregoing power of sale shall be exhausted if such proceeding or sale is dismissed or cancelled before the Indebtedness is paid in full.

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               (i)     In the event of a sale of the Trust Property, such sale
may, at Beneficiary's option, be subject to one or more of the tenancies entered into subsequent to the recording of this Deed of Trust or otherwise subordinated thereto.

          22. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default or if Trustor fails to make any payment or to do any act as herein provided, Beneficiary may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Without limiting the foregoing, Beneficiary may enter upon the Trust Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Trust Property, and the cost and expense thereof (including, without limitation, reasonable attorneys' fees and disbursements to the extent permitted by law), with interest as provided in this PARAGRAPH 22, shall be immediately due and payable to Beneficiary upon demand by Beneficiary therefor. All such costs and expenses incurred by Beneficiary in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as such term is defined in the Note), for the period from the date that such cost or expense was incurred to the date of payment to Beneficiary. All such costs and expenses, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Deed of Trust. If the principal sum of the Note or any other amount required to be paid on the Maturity Date under the Note shall not be paid on the Maturity Date, interest shall thereafter be computed and paid at the Default Rate and Trustor shall be liable for such interest under the terms of the Payment Guaranty.

          23. LATE PAYMENT CHARGE. If any monthly principal and interest payment is not paid in accordance with the Note, a late charge (the "LATE CHARGE") shall be due as provided in the Note and Trustor shall be liable for such Late Charge under the terms of the Payment Guaranty.

          24. PREPAYMENT. The Indebtedness may be prepaid only in accordance with the terms of the Note.

          25. PREPAYMENT AFTER EVENT OF DEFAULT. A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following an Event of Default or acceleration (which acceleration shall be at Beneficiary's sole option), including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, which payment shall include a premium, the calculation of which shall be in accordance with the terms of the Note and shall depend upon whether the Event of Default or acceleration first occurred (i) prior to the time, if any, the prepayment of the principal balance is permitted pursuant to the terms of the Note and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due or (ii) on or after the date on which prepayment of the principal balance is permitted pursuant to the terms of the Note.

          26. APPOINTMENT OF RECEIVER. Beneficiary, upon the occurrence of an Event of Default or in any action to foreclose this Deed of Trust or upon the actual or threatened waste

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to any part of the Trust Property, shall be entitled to the appointment of a receiver without notice and without regard to the value or condition of the Trust Property as security for the Indebtedness or the solvency or insolvency of any person liable for the payment of the Indebtedness.

          27.  SECURITY AGREEMENT.

               (a) This Deed of Trust is both a real property Deed of Trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust Property. Trustor, by executing and delivering this Deed of Trust grants to Beneficiary and Trustee (to the extent provided herein), as security for the Indebtedness, a security interest in the Trust Property to the full extent that the Trust Property may be subject to the Uniform Commercial Code (such portion of the Trust Property so subject to the Uniform Commercial Code being called in this PARAGRAPH 27 the "COLLATERAL"). Trustor hereby authorizes Beneficiary to file financing statements in order to create, perfect, preserve and continue the security interest(s) herein granted. This Deed of Trust shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code and shall cover all items of the Collateral that are or are to become fixtures. Information concerning the security interest(s) herein granted may be obtained from Beneficiary upon request.

               If an Event of Default shall occur, Beneficiary and/or Trustee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary and/or Trustee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary and/or Trustee, Trustor shall at its expense assemble the Collateral and make it available to Beneficiary and/or Trustee at a convenient place reasonably acceptable to Beneficiary and/or Trustee. Trustor shall pay to Beneficiary and Trustee on demand any and all expenses, including legal expenses and reasonable attorneys' fees and disbursements, incurred or paid by Beneficiary and Trustee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary and/or Trustee with respect to the Collateral sent to Trustor in accordance with the provisions hereof at least five (5) days prior to such sale, disposition or action shall constitute reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Indebtedness in such priority and proportions as Beneficiary in its discretion shall deem proper.

               Trustor shall notify Beneficiary and Trustee of any change in name, identity, structure or state of formation of Trustor and shall promptly execute, file and record, at its sole cost and expense, such Uniform Commercial Code forms as are necessary to maintain the priority of the lien of Beneficiary upon and security interest in the Collateral. In addition, Trustor shall promptly execute, file and record such additional Uniform Commercial Code forms or continuation statements as Beneficiary shall deem necessary and shall pay all expenses and

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fees in connection with the filing and recording thereof, provided that no such additional documents shall increase the obligations, or decrease the rights, of Trustor under the Payment Guaranty, this Deed of Trust or the other Loan Documents. Trustor hereby grants to Beneficiary an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements in connection with the Collateral covered by this Deed of Trust.

               (b) That portion of the Trust Property consisting of personal property and equipment, shall be owned by Trustor and shall not be the subject matter of any lease or other transaction whereby the ownership or any beneficial interest in any of such property is held by any person or entity other than Trustor nor shall Trustor create or suffer to be created any security interest covering any such property as it may from time to time be replaced, other than the security interest created herein.

          28.  AUTHORITY.

               (a) Trustor has full power, authority and legal right to execute this Deed of Trust, and to deed, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign and grant a security interest in the Trust Property pursuant to the terms hereof and to keep and observe all of the terms of this Deed of Trust on Trustor's part to be performed.

               (b) Trustor represents and warrants to Beneficiary that Trustor is not a "foreign person" and covenants with Beneficiary that Trustor will not, throughout the term of the Note, become a "foreign person" within the meaning of Section 1445 and Section 7701 of the Internal Revenue Code of 1986, (26 USC Sections 1445, 7701) and the related Treasury Department regulations, including, without limitation, temporary regulations (hereinafter collectively the "CODE"); that is, such Trustor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code.

               (c) Trustor represents and warrants to Beneficiary that Trustor is a limited liability company organized and existing under the laws of the State of Delaware.

          29. ACTIONS AND PROCEEDINGS. Beneficiary and Trustee shall have the right to appear in and defend any action or proceeding brought with respect to the Trust Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary and/or Trustee, in their discretion, shall decide should be brought to protect their respective interests in the Trust Property.

          30. FURTHER ACTS, ETC. Trustor will, at the sole cost of Trustor, and without expense to Beneficiary or Trustee, do, execute, acknowledge and deliver all and every such further reasonable acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Beneficiary or Trustee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary and/or Trustee the property and rights hereby given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary

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and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver within five (5) business days after request of Beneficiary or Trustee, and if Trustor fails to so deliver, hereby authorizes Beneficiary or Trustee thereafter to execute in the name of Trustor without the signature of Trustor to the extent Beneficiary and/or Trustee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Trust Property. Trustor grants to Beneficiary and Trustee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary and Trustee at law and in equity, including without limitation such rights and remedies available to Beneficiary and Trustee pursuant to this PARAGRAPH 30.

          31. RECORDING OF DEED OF TRUST, ETC. Trustor forthwith upon the execution and delivery of this Deed of Trust, will cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Trust Property, to be filed, registered or recorded and, thereafter, from time to time, each such other instrument of further assurance to be filed, registered or recorded, all in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interests of Beneficiary and Trustee in, the Trust Property. Trustor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the making, execution, delivery and/or recording of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance, except where prohibited by law so to do. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, execution, delivery and/or recording of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance.

          32. USURY LAWS. This Deed of Trust and the Payment Guaranty are subject to the express condition that at no time shall Trustor be obligated or required to pay pursuant to the Payment Guaranty interest on the principal balance due under the Note at a rate which could subject the holder of the Payment Guaranty or the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Trustor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Payment Guaranty, Trustor is at any time required or obligated to pay pursuant to the Payment Guaranty interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied (without prepayment penalty or premium) and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note guaranteed by the Payment Guaranty shall be reduced by such amount in the inverse order of maturity.

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          33.  SOLE DISCRETION OF BENEFICIARY. Wherever pursuant to this Deed of
Trust, Beneficiary exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Beneficiary and shall be final and conclusive, except as may be otherwise specifically provided herein.

          34. RECOVERY OF SUMS REQUIRED TO BE PAID. Beneficiary shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as the same become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Trustor existing at the time such earlier action was commenced.

          35. MARSHALLING AND OTHER MATTERS. Trustor waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Trust Property or any part thereof or any interest therein. Further, Trustor expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, and on behalf of each and every person acquiring any interest in or title to the Trust Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.

          36. WAIVER OF NOTICE. Trustor shall not be entitled to any notices of any nature whatsoever from Beneficiary or Trustee except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Beneficiary or Trustee to Trustor and except with respect to matters for which Beneficiary or Trustee is required by applicable law to give notice, and Trustor hereby expressly waives the right to receive any notice from Beneficiary or Trustee with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary or Trustee to Trustor.

          37. REMEDIES OF TRUSTOR. In the event that a claim or adjudication is made that Beneficiary or Trustee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Payment Guaranty, the Note, this Deed of Trust or the other Loan Documents, it has an obligation to act reasonably or promptly, Beneficiary or Trustee shall not be liable for any monetary damages, and Trustor's remedies shall be limited to injunctive relief or declaratory judgment.

          38. REPORTING REQUIREMENTS. At the request of Beneficiary or Trustee, Trustor shall supply or cause to be supplied to Beneficiary either (a) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Trustor's attorney or other person responsible for the preparation of such form, together with a certificate from the person who prepared such form to the effect that such form has, to the best of such person's knowledge, been accurately prepared and that such person will timely file such form or (b) a certification from Trustor that the Loan is a refinancing of the

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Trust Property or is otherwise not required to be reported to the Internal
Revenue Service pursuant to Section 6045(e) of the Code. Trustor hereby indemnifies, defends and holds Beneficiary and Trustee harmless from and against all loss, cost, damage and expense (including without limitation, reasonable attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims) that Beneficiary or Trustee may incur, directly or indirectly, as a result of or in connection with the assertion against Beneficiary or Trustee of any claim relating to the failure of Beneficiary or Trustee to comply with this PARAGRAPH 38.

          39.  HAZARDOUS MATERIALS.

               (a) Trustor represents and warrants that to the best of Trustor's knowledge based on the environmental report prepared by SI Group, Inc. dated March 12, 2004 (the "Report"), and except as may be disclosed in the Report, (i) the Trust Property is now and at all times during Trustor's ownership thereof has been free of contamination from any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitative concentration, chemical, radioactive, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any asbestos (whether or not friable) and any asbestos-containing materials, Mold (defined as the presence of any form of (i) multicellular fungi that live on plant or animal matter and an indoor environment (including without limitation Cladosporium, Penicillium, Altemaria, Aspergillus, Fusarium, Trichoderma, Memnoniella, Mucor, and Stachybotrys chartarum (SC) often found in water damaged building materials), (ii) spores, scents or byproducts produced or released by fungi, including mycotoxins and (iii) microbial matter which reproduces through mold, mildew and viruses, whether or not such microbial matter is living (collectively "Mold")), waste oils, solvents and chlorinated oils, polychlorinated biphenyls (PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, lead (whether in water, paint or soil), urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials or any hazardous or toxic wastes or substances which are included under or regulated by any federal, state or local law, rule or regulation (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) pertaining to environmental regulations, contamination, clean-up or disclosures, and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments ("HAZARDOUS MATERIALS"), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. section 9601 ET SEQ. ("CERCLA"); The Federal Resource Conservation and Recovery Act, 42 U.S.C.
section 6901 ET SEQ. ("RCRA"); Superfund Amendments and Reauthorization Act of 1986, Public Law No, 99-499 ("SARA"); Toxic Substances Control Act, 15 U.S.C.
section 2601 ET SEQ. ("TSCA"); the Hazardous Materials Transportation Act, 49 U.S.C. section 1801 ET SEQ.; and any other state superlien or environmental clean-up or disclosure statutes (all such laws, rules and regulations being referred to collectively as "ENVIRONMENTAL LAWS"), (ii) Trustor has not caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Hazardous Materials onto any property adjoining the Trust Property, (iii) Trustor has not received any complaint, notice, letter, or other communication from occupants, tenants, guests, employees, licensees or any other person regarding odors, poor indoor quality, Mold, or any activity, condition, event or omission that

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causes or facilitates the growth of Mold and Trustor further represents to the best of its knowledge that no Mold or any activity, condition, event or omission that causes or facilitates the growth of Mold exists at the property and (iv) neither the Trustor nor to Trustor's best knowledge any tenant or occupant of all or part of the Trust Property is now or has been involved in operations at the Trust Property which could lead to liability for Trustor or any other owner of the Trust Property or the imposition of a lien on the Trust Property under any Environmental Law.

               (b) At its sole cost and expense, Trustor shall comply with and shall cause all tenants and other occupants of the Trust Property to comply with all Environmental Laws now in effect or hereafter enacted with respect to the discharge, generation, removal, transportation, storage and handling of Hazardous Materials. Trustor shall promptly notify Beneficiary if Trustor shall become aware of any Hazardous Materials on or near the Trust Property (except materials ("PERMITTED MATERIALS") which (i) are ordinarily and customarily used, sold or offered for sale in the regular operation of the Trust Property as a commercial retail facility by the Trustor or any current tenant or any future tenant, which tenant and its Lease have been approved by the Beneficiary, and
(ii) are used, stored, disposed of and handled in compliance with and in quantities permitted by all applicable Environmental Laws) and/or if Trustor shall become aware that the Trust Property is in direct or indirect violation of any Environmental Laws and/or if Trustor shall become aware of any condition on or near the Trust Property which shall pose a threat to the health, safety or welfare of humans. Trustor shall promptly remove all Hazardous Materials (except any Permitted Materials) from the Trust Property, such removal to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Trustor shall pay immediately when due the cost of removal of any Hazardous Materials and shall keep the Trust Property free of any lien imposed pursuant to any Environmental Laws now in effect or hereinafter enacted.

               (c) Trustor grants Beneficiary and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter the Trust Property in the event that Beneficiary has a reasonable belief that a violation of Environmental Laws or release or threatened release of Hazardous Materials has occurred on or onto the Trust Property, or at any time after and during the continuance of an uncured Event of Default under the Loan Documents, to conduct testing and to remove any Hazardous Materials, and the costs of such testing and removal shall immediately become due to Beneficiary and shall be secured by this Deed of Trust. Trustor, promptly upon the request of Beneficiary, and only if Beneficiary has a reasonable belief that there is a change in the environmental condition of the Trust Property, shall provide Beneficiary with an environmental site assessment or environmental audit report, or an update of such an assessment or report, all in scope, form and content satisfactory to Beneficiary. Trustor shall maintain the integrity of all storage tanks and drums on or under the Trust Property during the term of the Loan in compliance with all Environmental Laws now in effect or hereinafter enacted. Trustor shall follow an operation and maintenance program with respect to all storage tanks and drums on or under the Trust Property, which program has been approved in writing by Beneficiary.

               (d) Trustor shall indemnify Beneficiary and Trustee and hold Beneficiary and Trustee harmless from and against all liability, loss, cost, damage and expense

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(including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Beneficiary or Trustee may incur as a result of or in connection with the assertion against Beneficiary or Trustee (whether as past or present beneficiary or trustee of this Deed of Trust, as mortgagee in possession or as past or present owner of the Trust Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure or the exercise of a power of sale) of any claim relating to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or compliance with any Environmental Laws now in effect or hereinafter enacted except for the gross negligence or willful misconduct of Beneficiary, subject to the provisions of Paragraph 9(f) above.
The obligations and liabilities of Trustor under this PARAGRAPH 39 shall survive full payment of the Loan, entry of a judgment of foreclosure or acceptance of a deed in lieu of foreclosure or any subsequent transfer to a third party. It is understood that the presence and/or release of substances referred to in this section hereof does not pertain to a presence and/or release which first occurs solely after (A) repayment of the Loan in full in accordance with the Loan Documents or (B) possession of the Trust Property by Beneficiary upon a foreclosure or acceptance of a deed in lieu of foreclosure or the exercise of a power of sale and surrender of possession and occupancy of the Trust Property by Trustor, its agents, affiliates, employees and independent contractors. Trustor shall have the burden of establishing that the conditions in this subparagraph
(d) were satisfied by clear and convincing evidence and shall indemnify and hold Beneficiary harmless for all matters set forth in this Paragraph 39, until Trustor has met such burden (Beneficiary agrees that Trustor shall have met such burden with respect to the Trust Property if Trustor at such time delivers to Beneficiary a clean Phase I environmental assessment report reasonably satisfactory in all respects to Beneficiary if prior to delivery thereof there has not occurred any release of Hazardous Materials at the Trust Property nor has there been any prior violation of Environmental Laws at the Trust Property, and if there has been a release of Hazardous Materials or a violation of Environmental Laws, in such instance in lieu of delivery of such Phase I environmental assessment Trustor shall deliver to Beneficiary an environmental insurance policy satisfactory in all respects to Beneficiary in its reasonable discretion).

               (e) Nothing contained herein shall constitute or be construed as a waiver of any statutory or judicial federal, state or local law which may provide rights or remedies to Beneficiary against Trustor or others in connection with any claim relating to the Trust Property and pertaining to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or to the failure to comply with any Environmental Laws now or hereafter enacted.

          40. ASBESTOS. Trustor shall not install or permit to be installed in the Trust Property, friable asbestos or any substance containing asbestos. With respect to any such material currently present in the Trust Property, Trustor, at Trustor's expense, shall promptly comply with and shall cause all occupants of the Trust Property to comply with all present and future applicable federal, state or local laws, rules, regulations or orders relating to asbestos, friable asbestos and asbestos containing materials. In the event any asbestos, friable asbestos or asbestos containing material is discovered at the Trust Property, Trustor shall obtain a comprehensive asbestos report prepared by a licensed engineer or asbestos consultant acceptable to Beneficiary describing the form, extent, location and condition of such asbestos and recommending methods of removal or abatement. Trustor shall promptly comply at its sole cost

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and expense with the recommendations contained in such report, such compliance to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Trustor shall indemnify Beneficiary and Trustee and hold Beneficiary and Trustee harmless from and against all loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims) that Beneficiary or Trustee may incur as a result of or in connection with the assertion against Beneficiary or Trustee (whether as past or present beneficiary or trustee of this Deed of Trust, as mortgagee in possession, or as past or present owner of the Trust Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure or the exercise of a power of sale) of any claim relating to the presence or removal of any asbestos substance referred to in this PARAGRAPH 40, or compliance with any federal, state or local laws, rules, regulations or orders relating thereto. The obligations and liabilities of Trustor under this PARAGRAPH 40 shall survive full payment of the Loan, foreclosure or the acceptance of a deed in lieu of foreclosure. It is understood that the presence and/or removal of substances referred to in this section hereof does not pertain to a presence and/or removal which first occurs solely after (A) repayment of the Loan in full in accordance with the Loan Documents or
(B) possession of the Trust Property by Beneficiary upon a foreclosure or acceptance of a deed in lieu of foreclosure or the exercise of a power of sale and surrender of possession and occupancy of the Trust Property by Trustor, its agents, affiliates, employees and independent contractors. Trustor shall have the burden of establishing that the conditions in this Paragraph 40 were satisfied by clear and convincing evidence and shall indemnify and hold Beneficiary harmless for all matters set forth in this Paragraph 40, until Trustor has met such burden (Beneficiary agrees that Trustor shall have met such burden with respect to the Trust Property if Trustor at such time delivers to Beneficiary a clean Phase I environmental assessment report reasonably satisfactory in all respects to Beneficiary if prior to delivery thereof there has not occurred any presence or removal of any asbestos substance at the Trust Property nor has there been any prior violation of Environmental Laws at the Trust Property, and if there has been the presence or removal of any asbestos substance or a violation of Environmental Laws, in such instance in lieu of delivery of such Phase I environmental assessment Trustor shall deliver to Beneficiary an environmental insurance policy satisfactory in all respects to Beneficiary in its reasonable discretion).

          41. BANKRUPTCY OR INSOLVENCY. In the event that Trustor or any Other Guarantor or, if Trustor or any Other Guarantor is a general or limited partnership, any general partner of any such entity (a) admits in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due, (b) commences as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seeks or consents to the appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for it or the whole or any substantial part of its property, (c) has a receiver, conservator, trustee, custodian, manager, liquidator, or similar official appointed for it or the whole or any substantial part of its property, by any governmental authority with jurisdiction to do so, (d) makes a proposal or any assignment for the benefit of its creditors, or enters into an arrangement or composition or similar plan or scheme with or for the benefit of creditors generally occurring in circumstances in which such entity is unable to meet its obligations as they become due or (e) has filed against it any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law which (i) is consented to or not timely contested by such entity, (ii) results in the entry of an order for relief,

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appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for such entity or the whole or any substantial part of its property or (iii) is not dismissed within sixty (60) days, an Event of Default shall have occurred and as a result, all obligations under the Payment Guaranty and all obligations under any Other Guaranty shall become immediately due and payable at the option of Beneficiary without notice to Trustor or any Other Guarantor and Beneficiary may exercise any remedies available to it hereunder, under any other Loan Document, at law or in equity.

          42.  COMPLIANCE WITH ERISA AND STATE STATUTES ON GOVERNMENTAL PLANS.

               (a) Beneficiary represents and warrants to Trustor that, as of the date of this Deed of Trust and throughout the term of this Deed of Trust, the source of funds from which Beneficiary extends this Deed of Trust is its general account, which is subject to the claims of its general creditors under state law.

               (b) Trustor represents and warrants that, as of the date of this Deed of Trust and throughout the term of this Deed of Trust, (i) Trustor is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and (ii) the assets of such Trustor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

               (c) Trustor represents and warrants to Beneficiary that, as of the date of this Deed of Trust and throughout the term of this Deed of Trust
(i) Trustor is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Trustor or any Trustor are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

               (d) Trustor covenants and agrees to deliver to Beneficiary such certifications or other evidence from time to time throughout the term of this Deed of Trust, as reasonably requested by Beneficiary in its sole discretion, that (i) Trustor is not an "employee benefit plan" or a "governmental plan", (ii) Trustor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and
(iii) one or more of the following circumstances is true;

               (A) Equity interests in Trustor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

               (B) Less than 25 percent of all equity interests in such Trustor are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

               (C) Trustor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
                       Section 2510.3.-101(c) or (e).

               (e) Any of the following shall constitute an Event of Default under this Deed of Trust, entitling Beneficiary to exercise any and all remedies to which it may be

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entitled under this Deed of Trust, and any other Loan Documents (i) the failure of any representation or warranty made by any Trustor under this PARAGRAPH 42 to be true and correct in all respects, (ii) the failure of any Trustor to provide Beneficiary with the written certifications and evidence referred to in this PARAGRAPH 42 within five (5) days after written notice or (iii) the consummation by Trustor or any one Trustor of a transaction which would cause this Deed of Trust or any exercise of Beneficiary's rights under this Deed of Trust, or the other Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, or otherwise subjecting Beneficiary to liability for violation of ERISA or such state statute.

               (f) Trustor shall indemnify Beneficiary and defend and hold Beneficiary harmless from and against all civil penalties, excise taxes, or other loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and disbursements and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Beneficiary's sole discretion) that Beneficiary may incur, directly or indirectly, as a result of a default under this PARAGRAPH 42. This indemnity shall survive any termination, satisfaction, foreclosure of or exercise of power of sale under this Deed of Trust.

          43. ASSIGNMENTS. Beneficiary shall have the right to assign or transfer its rights under this Deed of Trust without limitation at no cost to Trustor. Any assignee or transferee shall be entitled to all the benefits afforded Beneficiary under this Deed of Trust. Until it receives notice of such assignment or transfer, Trustor shall continue to perform its obligations, and make payments due, under this Deed of Trust, the Payment Guaranty and other Loan Documents to Beneficiary.

          44. COOPERATION. Trustor acknowledges that Beneficiary and its successors and assigns may (a) sell this Deed of Trust, the Payment Guaranty, the Note and other Loan Documents to one or more investors as a whole loan, (b) participate the Loan to one or more investors, (c) deposit this Deed of Trust, the Payment Guaranty, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as "SECONDARY MARKET TRANSACTIONS"). Trustor shall cooperate, at Beneficiary's cost, in good faith with Beneficiary (aa) in effecting any such Secondary Market Transaction and (bb) to implement all reasonable requirements imposed by the Rating Agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the Rating Agency and addressing such matters as the Rating Agency may require, PROVIDED, HOWEVER, that (1) Trustor shall not be required to modify any documents evidencing or securing the Loan or the Payment Guaranty which would modify its obligations under the Payment Guaranty relating to (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note or (iv) any other material term of the Loan, and (2) Trustor shall not be required to deliver any legal opinion beyond what is required under the Loan Documents. Trustor shall provide such information and documents relating to

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Trustor, any Other Guarantor, if any, the Trust Property, the Leases and the
tenants thereunder as Beneficiary may reasonably request in connection with a Secondary Market Transaction. Beneficiary shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Trustor, any Other Guarantor, the Trust Property and the tenants under the Leases. Trustor acknowledges that certain information regarding the Loan and the parties thereto and the Trust Property may be included in a private placement memorandum, prospectus or other disclosure documents.

          45. INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS. Trustor hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Beneficiary, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys' fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Beneficiary and arising from the Non-Recourse Carveout Obligations except to the extent arising from the gross negligence or willful misconduct of Beneficiary.

          This indemnity shall survive any foreclosure of this Deed of Trust, the taking of a deed in lieu thereof, the exercise of any power of sale, or any other discharge of the obligations of the Trustor hereunder or a transfer of the Trust Property, even if the indebtedness guaranteed by the Payment Guaranty is satisfied in full. Trustor agrees that the indemnification granted herein may be enforced by Beneficiary without resorting to or exhausting any other security or collateral or without first having recourse to the Payment Guaranty, the Note or the Trust Property covered by this Deed of Trust through foreclosure proceedings or otherwise; provided, however, that, subject to PARAGRAPH 46 of this Deed of Trust, nothing herein contained shall prevent Beneficiary from suing on the Payment Guaranty or the Note or foreclosing this Deed of Trust or exercising any power of sale or from exercising any other rights under the Loan Documents.

          46. EXCULPATION. Notwithstanding anything to the contrary contained herein, but subject to PARAGRAPH 45 hereof, any claim based on or in respect of any liability of Trustor under the Payment Guaranty or under this Deed of Trust or any other Loan Document shall be enforced only against the Trust Property and any other collateral now or hereafter given to secure the Loan and not against Trustor personally or any other assets, properties or funds of Trustor; PROVIDED, HOWEVER, that the liability of Trustor for loss, costs or damage arising out of the matters described below (collectively, "Non-Recourse Carveout Obligations") shall not be limited solely to the Trust Property and other collateral now or hereafter given to secure the Loan but shall include all of the assets, properties and funds of Trustor: (i) fraud, misrepresentation and waste, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates to the extent such sums remain collected more than one month in advance of their due dates following an Event of Default, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees) insurance proceeds, condemnation awards, or other sums of a similar nature to the extent such misapplication continues following an Event of Default, (iv) liability under environmental covenants, conditions and indemnities contained in this Deed of Trust and in any

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separate environmental indemnity agreements, (v) personalty or fixtures removed or allowed to be removed by or on behalf of Trustor and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Trust Property and any sums expended by Beneficiary in the performance of or compliance with the obligations of Trustor under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Trust Property, (vii) the unauthorized sale, conveyance or transfer of title to the Trust Property or encumbrance of the Trust Property in violation of the terms of the Deed of Trust, (viii) the failure of Trustor to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents, and (ix) reasonable attorney's fees, court costs and other expenses incurred by Beneficiary in connection with enforcement of Trustor's personal liability as set forth herein. Nothing herein shall be deemed (w) to be a waiver of any right which Beneficiary may have under any bankruptcy law of the United States or the State of Maryland, including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code, to file a claim for the full amount of the obligations secured by this Deed of Trust or to require that all of the collateral securing the obligations secured hereby shall continue to secure all of the obligations owing to Beneficiary under the Payment Guaranty, this Deed of Trust and the other Loan Documents; (x) to impair the validity of the obligations secured by this Deed of Trust; (y) to impair the right of Beneficiary as Beneficiary or secured party or the Trustee to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any Other Guarantor under any Other Guaranty.

          47. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Deed of Trust, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

          TO BENEFICIARY:

          John Hancock Life Insurance Company
          Real Estate Investment Group
          John Hancock Tower, T-56
          200 Clarendon Street
          Boston, MA 02116
          Re: Loan No. 6518303

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                                                                LOAN NO. 6518303

          and with a copy concurrently to:

          John Hancock Life Insurance Company
          John Hancock Tower, T-30
          200 Clarendon Street
          Boston, MA 02116
          Attention: Nathaniel Margolis, Esquire

          TO TRUSTOR:

          Inland Western Severn, L.L.C.
          2901 Butterfield Road
          Oak Brook, Illinois 60523
          Attention: Roberta Matlin, Vice President

          and with a copy concurrently to:

          The Inland Real Estate Group, Inc.
          2901 Butterfield Road
          Oak Brook, Illinois 60523
          Attention: Robert H. Baum, Esq., General Counsel

          TO TRUSTEE:

          Robert E. Glenn, Esquire
          Holland & Knight LLP
          1600 Tysons Boulevard
          Suite 700
          McLean, Virginia 22102-4867

          Unless otherwise specified, notices shall be deemed given as follows:
(i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent, or (iii) if delivered by certified mail, on the third day after the same is deposited with the United States Postal Service as provided above. Either party may change their address for notice purposes upon giving fifteen (15) days prior notice thereof in accordance with this paragraph.

          48. NON-WAIVER. The failure of Beneficiary to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Trustor shall not be relieved of Trustor's obligations hereunder by reason of (a) failure of Beneficiary to comply with any request of Trustor or any Other Guarantor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Payment Guaranty or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Trust Property, or of any person liable for the Indebtedness or portion thereof or (c) any agreement or stipulation by Beneficiary extending the time of payment or otherwise modifying

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or supplementing the terms of the Payment Guaranty, this Deed of Trust or the other Loan Documents. Beneficiary may resort for the payment of the Indebtedness to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Indebtedness, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. The rights of Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law.

          49. JOINT AND SEVERAL LIABILITY. If there is more than one party comprising Trustor, then the obligations and liabilities of each party under this Deed of Trust shall be joint and several.

          50. SEVERABILITY. If any term, covenant or condition of the Payment Guaranty or this Deed of Trust or any other Loan Document is held to be invalid, illegal or unenforceable in any respect, the Payment Guaranty, this Deed of Trust or any other Loan Document shall be construed without such provision.

          51. DUPLICATE ORIGINALS. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          52. INDEMNITY AND BENEFICIARY'S COSTS. Trustor agrees to pay all costs, including, without limitation, reasonable attorneys' fees and expenses, incurred by Beneficiary or Trustee in enforcing, in good faith, the terms hereof and/or the terms of any of the other Loan Documents or the Payment Guaranty or any Other Guaranty, whether or not suit is filed and waives to the full extent permitted by law all right to plead any statute of limitations as a defense to any action hereunder. Trustor agrees to indemnify and hold Beneficiary and Trustee harmless from any and all liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) that Beneficiary or Trustee incurs hereunder or in connection with the good faith enforcement of any of their rights or remedies hereunder, any action taken by Beneficiary or Trustee hereunder, or by reason or in defense of any and all claims and demands whatsoever that are asserted against Beneficiary or Trustee arising out of the Trust Property; and should Beneficiary or Trustee incur any such liability, loss, damage or expense, the amount thereof with interest thereon at the Default Rate shall be payable by Trustor immediately without demand, shall be secured by this Deed of Trust, and shall be a part of the Indebtedness.

          53. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust shall be used interchangeably in singular or plural form. The word "TRUSTOR" shall mean Trustor and/or any subsequent owner or owners of the Trust Property or any part thereof or interest therein. The word "BENEFICIARY" shall mean Beneficiary or any subsequent holder of the Payment Guaranty. The word "TRUSTEE" shall mean Trustee and any successor or substitute Trustee. The word "OTHER GUARANTY" shall mean any guaranty of completion, guaranty of collection, guaranty of the

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Non-Recourse Carveout Obligations, that certain environmental indemnification agreement or any other guaranty or indemnity (excluding the Payment Guaranty) given at any time to or for the benefit of Beneficiary in connection with the Loan. The word "OTHER GUARANTOR" shall mean any person giving or making any Other Guaranty. The word "PAYMENT GUARANTY" shall mean the Payment Guaranty or any other evidence of indebtedness secured by this Deed of Trust. The words "LOAN DOCUMENTS" shall mean the Payment Guaranty, this Deed of Trust, the loan agreement, if any, between Trustor and Beneficiary, the security agreement, if any, between Trustor and Beneficiary, the Assignment of Leases and Rents, any reserve agreements between Trustor and Beneficiary, any escrow agreements between Trustor and Beneficiary, the assignment of contracts, if any, made by Trustor to Beneficiary, all Other Guaranties, if any, made to Beneficiary, any other deed of trust or mortgage securing the Indebtedness and any other agreement, instrument, affidavit or document executed by Trustor, any Other Guarantor and delivered to Beneficiary in connection with the Loan. The word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority or other entity. The words "TRUST PROPERTY" shall include any portion of the Trust Property or interest therein. The word "STATE" or "JURISDICTION" shall include the District of Columbia. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          54. NO ORAL CHANGE. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Trustor or any one Trustor or Beneficiary or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          55. NO FOREIGN PERSON. Trustor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department Regulations, including temporary regulations.

          56. SEPARATE TAX LOT. The Trust Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Trust Property or any portion thereof.

          57. RIGHT TO RELEASE ANY PORTION OF THE TRUST PROPERTY. Beneficiary or Trustee may release or reconvey any portion of the Trust Property for such consideration as Beneficiary may require without, as to the remainder of the Trust Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Beneficiary for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Beneficiary may require without being accountable for so doing to any other lienholder. This Deed of Trust shall continue as a lien and security interest in the remaining portion of the Trust Property.

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          58.  SUBROGATION. The Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the Loan secured by this Deed of Trust.

          59. ADMINISTRATIVE FEES. Beneficiary may charge reasonable administrative fees and be reimbursed for all reasonable costs and expenses, including reasonable attorneys' fees and disbursements, associated with reviewing and processing post-closing requests of Trustor.

          60. DISCLOSURE. Trustor represents and warrants that (a) it has fully disclosed to Beneficiary all facts material to the Trust Property and the operation and tenants thereof, the Trustor, the Trustor's business operations, any Other Guarantor and any principal of any of them and the background, creditworthiness, financial condition and business operations of each, (b) to Trustor's best knowledge, all material information submitted in connection with this Loan is true, correct and complete in all material respects, (c) to Trustor's best knowledge the financial and operating statements and other accounting information submitted in connection with the Loan are true, correct, complete in all material respects, and fairly present the financial condition of the Trustor, any Other Guarantors and their respective principals and have been prepared consistent with proper accounting standards; and (d) there is no litigation, action, claim, or other proceeding, pending or threatened which might, in any way, materially and/or adversely affect the Trustor, any Other Guarantor, or the principals of any of them, or the Trust Property, Beneficiary's lien thereon, or the financial condition of the Trust Property or any of the aforementioned persons, and a misrepresentation or breach of any representation, warranty or covenant shall be an Event of Default under the Loan Documents.

          61. HEADINGS, ETC.. The headings and captions of various paragraphs of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          62. ADDRESS OF REAL PROPERTY. The street address of the Real Property is as follows: 7860 Quarterfield Road, Severn, Maryland.

          63.  INTENTIONALLY DELETED.

          64. PUBLICITY. Trustor agrees that Beneficiary, at its expense, may publicize the financing of the Trust Property in trade and similar publications.

          65. RELATIONSHIP. The relationship of Beneficiary to Trustor under this Deed of Trust is strictly and solely that of lender and borrower and nothing contained in this Deed of Trust or any other Loan Document is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Beneficiary and Trustor other than that of lender and borrower.

          66. HOMESTEAD. Trustor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Land as against the collection of the Indebtedness, or any part hereof.

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          67.  NO THIRD PARTY BENEFICIARIES. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

          68. COMPLIANCE WITH REGULATION U. Trustor represents, warrants and covenants that no part of the proceeds of the Loan will be used for the purpose (whether immediate, incidental or ultimate) of buying or carrying any margin stock within the meaning of Regulation U (12 CFR part 221) of the Board of Governors of the Federal Reserve System of the United States or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose, or for any other purpose which might constitute the Loan a "purpose credit" within the meaning of such Regulation U.

          69. ENTIRE AGREEMENT. This Deed of Trust, the Payment Guaranty and the other Loan Documents constitute the entire agreement among Trustor and Beneficiary with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

          70. SERVICER. Beneficiary may from time to time appoint a servicer (the "SERVICER") to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Beneficiary and to act as agent of Beneficiary hereunder. Until it receives notice of such appointment, Trustor shall continue to perform its obligations, and make payments due, under this Deed of Trust, the Payment Guaranty and other Loan Documents to Beneficiary.

          71. GOVERNING LAW; CONSENT TO JURISDICTION. THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE TRUST PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. EACH TRUSTOR, ENDORSER AND GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH TRUSTOR'S, ENDORSER'S OR GUARANTOR'S OBLIGATIONS HEREUNDER, UNDER THE PAYMENT GUARANTY, ANY OTHER GUARANTY AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH TRUSTOR, ENDORSER OR GUARANTOR. EACH TRUSTOR, ENDORSER AND GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST, THE PAYMENT GUARANTY, ANY OTHER GUARANTY OR ANY OTHER LOAN DOCUMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS DEED OF TRUST, THE PAYMENT GUARANTY, ANY OTHER GUARANTY AND/OR ANY OF THE OTHER

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LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR
IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, TRUSTOR, ENDORSER AND GUARANTOR AGREE THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH TRUSTOR, ENDORSER OR GUARANTOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON SUCH TRUSTOR, ENDORSER OR GUARANTOR AT THE TRUSTOR'S ADDRESS SET FORTH IN PARAGRAPH 47 ABOVE.

          72. TITLE ACTS BY TRUSTEE. At any time upon written request of Beneficiary, payment of its fees and presentation of this Deed of Trust and Payment Guaranty and the Note for endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any person for the payment of the Indebtedness, Trustee shall (a) consent to the making of any map or plat of the Trust Property, (b) join in granting any easement or creating any restriction thereon, (c) join in any subordination or other agreement affecting this Deed of Trust or the lien or charge thereof or (d) reconvey, without warranty, all or any part of the Trust Property. The Trustee in any reconveyance may be described as the "person or persons legally entitled thereto," and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof. Trustor agrees to pay a reasonable Trustee's fee for full or partial reconveyance, together with a recording fee if Trustee, at its option, elects to record said reconveyance.

          73. SUCCESSOR TRUSTEE. At the option of Beneficiary, with or without any reason, a successor or substitute trustee may be appointed by Beneficiary without any formality other than a designation in writing of a successor or substitute trustee, who shall thereupon become vested with and succeed to all the powers and duties given to Trustee herein named, the same as if the successor or substitute trustee had been named original Trustee herein; and such right to appoint a successor or substitute trustee shall exist as often and whenever Beneficiary desires.

          74. AUTHORIZATION REGARDING TRUSTEE. Trustee (and any successor or substitute trustee) may act hereunder and may sell and convey the Trust Property, or any part thereof, although the Trustee (or successor or substitute trustee) has been, may now be, or is hereafter the attorney or agent of Beneficiary with respect to the Loan, or with respect to any other matter or business whatsoever.

          75. WAIVER OF JURY TRIAL. TRUSTOR AND BENEFICIARY DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DEED OF TRUST, THE PAYMENT GUARANTY SECURED HEREBY, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING,

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STATEMENT (WHETHER ORAL OR WRITTEN) OR ANY ACTION OF EITHER PARTY ARISING OUT OF
OR RELATED IN ANY MANNER TO THIS DEED OF TRUST, THE PAYMENT GUARANTY SECURED HEREBY, THE LOAN SECURED HEREBY, THE OTHER LOAN DOCUMENTS OR THE TRUST PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS DEED OF
TRUST AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS DEED OF TRUST WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A
MATERIAL INDUCEMENT FOR THE DELIVERY AND ACCEPTANCE OF THIS DEED OF TRUST AND SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS.

                    (Balance of Page Intentionally Left Blank)

                        (Signature Appears on Next Page)

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     IN WITNESS WHEREOF, Trustor has duly executed and delivered this Deed of
Trust under seal as of the day and year first above written.

                           INLAND WESTERN SEVERN, L.L.C.,
                           a Delaware limited liability company

                           By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its Sole Member


                                By: /s/ Valerie Medina
                                    ---------------
                                Name:  Valerie Medina
                                      --------------
                                Title: Asst. Secretary
                                       -----------------

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                             PREPARATION CERTIFICATE

          I HEREBY CERTIFY that I am an attorney duly authorized to practice before the Court of Appeals for the State of Maryland and that the foregoing Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing was prepared under my supervision.

                                /s/ Robert E. Glenn
                              --------------------------------------
                                Robert E. Glenn    , Attorney
                              ---------------------

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                                                                LOAN NO. 6518303
STATE OF ILLINOIS  )
                   ) SS:
COUNTY OF DUPAGE   )

The foregoing instrument was acknowledged before me this 26th day of March, 2004 by Valerie Medina, the Asst Secretary of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, the Sole Member of Inland Western Severn, L.L.C., a Delaware limited liability company, and in such capacity executed and acknowledged the above instrument on behalf of said limited liability company.

Witness my hand and official seal.

(Seal)

             OFFICIAL SEAL                /s/ Susan M. Maret
             SUSAN M MARET                -------------------------------------
      NOTARY PUBLIC - STATE OF ILLINOIS   Notary Public
      MY COMMISSION EXPIRES:12/08/07      Printed Name: Susan M. Maret
                                                        -----------------------
                                          My Commission Expires: 12/8/07
                                                                ---------------

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                                    EXHIBIT A

                               DESCRIPTION OF LAND

All of that certain lot or parcel of land situated, lying and being in Anne Arundel County, Maryland, and being more particularly described as follows:

Being known and designated as Lot 1 on the plat entitled "Administrative Lot Line Change Metro, at Quarterfield", Plats 1 of 3 through 3 of 3, which plat is recorded among the Land Records of Anne Arundel County, Maryland in Plat Book 210 at pages 2 through 4, Plat Nos. 11028 through 11030.

Said property is more particularly described by metes and bounds as follows:

BEGINNING for the same at an iron pipe found at the end of the Second (2nd) or South 59 degrees 24' West 168.51 feet line of a deed of conveyance from Eugene Austin to Eugene Austin, Jr. and Johnsabelle William Austin, dated August 12, 1971 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 2441 at Folio 765, said point also being a point in or on the Fourth (4th) or South 59 degrees 24' West 865 feet 3 inch line of a deed of conveyance from Sylvia G. Garrison to Sylvia G. Garrison, Trustee, dated January 26, 1995 and recorded among the aforesaid Land Records in Liber 6961 at Folio 498, thence leaving said point of beginning and running reversely with and binding on the aforesaid Second (2nd) line of Liber 2441 at Folio 765 and part of the aforesaid Fourth (4th) line of Liber 6961 at Folio 498 the following course and distance as now surveyed by John E. Harms, Jr. and Associates, Inc. with all courses and distances referenced to the Maryland State Grid Meridian N.A.D. 83,

1. North 53 degrees 09' 09" East 159.03 feet to the beginning of the aforesaid Second (2nd) and Fourth (4th) line and to a point of intersection with the outline of a conveyance from Virginia Chappell to Quarterfield Office Park Limited Partnership by deed dated July 8, 1988 and recorded among the aforesaid Land Records in Liber 4650 at Folio 503, to a point at the end of the First
(1st) line of a deed of conveyance to Johns Hopkins University, et. al., dated December 16, 1991 and recorded among the aforesaid Land Records in Liber 5484 at Folio 460, thence running with and binding on part of the Second (2nd) or South 35 degrees 31' 29" East 482.47 feet line as now surveyed the following course and distance,

2. South 35 degrees 34' 51" East 73.94 feet to intersect the Northwesterly right-of-way line of Quarterfield Park Road (Variable Width Right-of-Way) as deeded to the State of Maryland by deed dated March 2, 1992 and recorded among the aforesaid Land Records in Liber 5578 at Folio 356 and delineated of S.R.C. Plat No. 50611, said point being the point of beginning of Item No. 77768 of said S.R.C. Plat No. 50611, thence running reversely with and binding on the aforesaid Northwesterly right-of-way of Quarterfield

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                                                                LOAN NO. 6518303


Park Road and Quarterfield Road as delineated on the aforesaid plat 50611 in Item No. 77768 the following five (5) courses and distances, viz:

3. South 49 degrees 25' 23" West 65.80 feet to a point of non-tangency, thence with a non-tangent curve to the left,

4. 141.80 feet along the arc of a curve to the left having a radius of 420.00 feet and being subtended by a chord bearing South 31 degrees 10' 49" West 141.13 feet, thence with a non-tangent line,

5. South 06 degrees 07' 14" West 118.39 feet to a point of non-tangency, thence with a non-tangent curve,

6. 285.39 feel along the arc of a curve to the left having a radius of 405.00 feet and being subtended by a chord bearing South 15 degrees 03' 04" East 279.52 feet, thence with a non-tangent line being the Northwesterly right-of-way line of Quarterfield Road,

7. South 48 degrees 44' 08" West 435.16 feet, thence with a non-tangent curve to the right and running with and binding on the Sixth (6th) line of the aforesaid deed recorded in Liber 5484 at Folio 460,

8. 58.25 feet along the arc of a curve to the right having a radius of 35.00 feet and being subtended by a chord bearing North 81 degrees 41' 59" West 51.76 feet to a point of tangency, thence running with and binding on the Easterly right-of-way line of Queenstown Road the following four (4) courses and distances, viz:

9.   North 34 degrees 01' 17" West 75.06 feet,

10.  South 55 degrees 58' 43" West 10.00,

11. North 34 degrees 29' 02" West 398.87 feet to a point located South 53 degrees 09' 09" West 2.62 feet from an iron pipe found,

12. North 35 degrees 15' 16" West 56.76 feet, thence leaving the Easterly right-of-way of the aforesaid Queenstown Rood and for a new line of division between the aforesaid lands of Sylvia G. Garrison recorded among the aforesaid Land Records in Liber 6961 at Folio 498 and the aforesaid Lands of Johns Hopkins University, et. al. Recorded in Liber 5484 at Folio 460, the following five (5) courses and distances, viz:

13.  North 46 degrees 16' 51" East 65,36 feet,

14.  North 57 degrees 13' 34" East 58.59 feet,

15.  North 52 degrees 02' 59" East 33.16 feet,

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                                                                LOAN NO. 6518303


16.  North 18 degrees 37' 28" East 42.29 feet,

17. North 53 degrees 09' 09" East 492.82 feet to intersect the Third (3rd) or North 29 degrees 20' 07" West 523.76 feet line of the first mentioned deed herein recorded in Liber 2441 at Folio 765, thence running reversely with and binding on part of said Third (3rd) line,

18. South 35 degrees 34' 51" East 85.02 feet to the point of beginning, Containing 349,406 square feet or 8.022 acres of land, more or less.

SUBJECT TO a Ten (10) Feet Right-of-Way Dedication along the Easterly right-of-way of Queenstown Road (30' R/W) and described as follows:

BEGINNING at the end of the Eleventh (11th) or North 34 degrees 29' 02" West
398.87 feet line of the herein described LOT 1, thence running with and binding on the herein described Ten (10) Feet Right-of-Way Dedication the following six
(6) courses and distances, viz:

1. North 46 degrees 16' 51" East 10.11 feet, thence parallel to the Easterly right-of-way to Queenstown Road,

2.   South 35 degrees 15' 16" East 57.97 feet,

3.   South 34 degrees 29' 02" East 399.36 feet,

4. South 55 degrees 58' 43" West 10.00 feet to the aforesaid Right-of-Way line, thence running with and binding on the aforesaid Easterly Right-of-Way of Queenstown Road (30' R/W),

5.   North 34 degrees 29' 02" West 398.87 feet,

6. North 35 degrees 15' 16" West 56.76 feet to the point of beginning, containing 4565 square feet or 0.105 acres of land, more or less.

Leaving a total of 344,841 square feet or 7.917 acres of land, more or less, for LOT 1 described above after the dedication of said 10' right-of-way. (As shown on the Record Plat entitled. "METRO AT QUARTERFIELD" recorded in Plat Book 210, Page 2, Plat No. 11028)

AND BEING the same property conveyed to Inland Western Severn, L.L.C., a Delaware limited liability company by deed from G-H Quarterfield Road LLC, a Maryland limited liability company dated January 20, 2004 and recorded in Liber _____ at folio _____.

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